SCHEDULE 14A
             (RULE 14A-101) INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                             TEMPLETON INCOME TRUST
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)


       --------------------------------------------------------------------
       Name of Person(s) Filing Proxy Statement, other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee  computed  on  table  below  per  Exchange  Act  Rules 14a-6(i)(1)  and
    0-11(s)(2).

      (1)  Title of each class of securities to which transaction applies:

      (2)  Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)  Proposed maximum aggregate value of transaction:

      (5)  Total fee paid:


[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:




[LOGO]

                             TEMPLETON INCOME TRUST
                           TEMPLETON GLOBAL BOND FUND

                        IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Special Meeting of Shareholders scheduled for December [], 2003 at [ ]:00 [ .m.] Eastern time. The enclosed materials discuss four proposals (the "Proposals" or, each, a "Proposal") to be voted on at the meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy by signing and returning your proxy card, it tells us how you wish to vote on important issues relating to Templeton Global Bond Fund (the "Fund"), a series of Templeton Income Trust (the "Trust"). If you specify a vote for all Proposals, your proxy will be voted as you indicate. If you specify a vote for one or more Proposals, but not all, your proxy will be voted as specified on such Proposals and, on the Proposal(s) for which no vote is specified, your proxy will be voted FOR such Proposal(s). If you simply sign and date the proxy card, but do not specify a vote for any Proposal, your proxy will be voted FOR all Proposals.

     WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, PLEASE FILL OUT AND SIGN THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE TRUST MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.

     WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND INFORMATION AT 1-800/DIAL BEN(R) (1-800-342-5236).





-------------------------------------------------------------------------------
                         TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible,a control number and separate insturctions are enclosed.
-------------------------------------------------------------------------------

[LOGO]

                             TEMPLETON INCOME TRUST
                           TEMPLETON GLOBAL BOND FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     A Special Meeting of Shareholders (the "Meeting") of Templeton Income Trust (the "Trust"), will be held at the Trust's offices, 500 East Broward Boulevard, 12th Floor, Fort Lauderdale, Florida 33394-3091 on December [], 2003 at []:00 [].m. Eastern time.

     During  the  Meeting,  shareholders  of  Templeton  Global  Bond  Fund (the
"Fund"), a series of the Trust, will vote on the following Proposals and Sub-Proposals:

     1. To elect a Board of Trustees of the Trust.

     2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust.

     3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes seven (7) Sub-Proposals):

          (a) To amend the Fund's fundamental investment restriction regarding investments in real estate;

          (b) To amend the Fund's fundamental investment restriction regarding investments in commodities;

          (c) To amend the Fund's fundamental investment restriction regarding underwriting;

          (d) To amend the Fund's fundamental investment restriction regarding issuing senior securities;

          (e) To amend the Fund's fundamental investment restriction regarding lending;

          (f) To amend the Fund's fundamental investment restriction regarding industry concentration; and

          (g) To amend the Fund's fundamental investment restriction regarding borrowing.

     4. To approve the elimination of certain of the Fund's fundamental investment restrictions.

                                           By Order of the Board of Trustees,


                                           Barbara J. Green
                                           SECRETARY


October [], 2003

                                 PROXY STATEMENT
                                TABLE OF CONTENTS

                                                                          PAGE

Information About Voting

Proposal 1: To Elect a Board of Trustees

Proposal 2: To Approve an Agreement and Plan of Reorganization that provides for the Reorganization of the Trust from a Massachusetts Business Trust to a Delaware Statutory Trust

Introduction to Proposals 3 and 4

Proposal 3: To Approve Amendments to Certain of the Fund's Fundamental
            Investment Restrictions (this Proposal involves separate votes on Sub-Proposals 3a-3g)

            Sub-Proposal 3a: To amend the Fund's fundamental investment restriction regarding investments in
                             real estate

            Sub-Proposal 3b: To amend the Fund's fundamental investment restriction regarding investments in
                             commodities

            Sub-Proposal 3c: To amend the Fund's fundamental investment restriction regarding underwriting

            Sub-Proposal 3d: To amend the Fund's fundamental investment restriction regarding issuing senior
                             securities

            Sub-Proposal 3e: To amend the Fund's fundamental investment restriction regarding lending

            Sub-Proposal 3f: To amend the Fund's fundamental investment restriction regarding industry concentration

            Sub-Proposal 3h: To amend the Fund's fundamental investment restriction regarding borrowing

Proposal 4: To Approve the Elimination of Certain of the Fund's
            Fundamental Investment Restrictions

Information About the Fund

Audit Committee

Further Information About Voting and the Meeting

EXHIBITS

Exhibit A - Agreement and Plan of Reorganization between Templeton        A-1
            Income Trust (a Massachusetts business trust) and
            Templeton Income Trust (a Delaware statutory trust)

Exhibit B - A Comparison of Governing Documents and State Law             B-1

Exhibit C - Fundamental Investment Restrictions Proposed to be
            Amended or Eliminated                                         C-1

                             TEMPLETON INCOME TRUST
                           TEMPLETON GLOBAL BOND FUND

                                 PROXY STATEMENT

? INFORMATION ABOUT VOTING

     WHO IS ASKING FOR MY VOTE?

     The Trustees of Templeton Income Trust (the "Trust"), on behalf of its series, Templeton Global Bond Fund (the "Fund"), in connection with the Special Meeting of Shareholders of the Trust to be held on December 3, 2003 (the "Meeting"), have requested your vote on several matters.

     WHO IS ELIGIBLE TO VOTE?

     Shareholders of record at the close of business on September 17, 2003 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and proxy statement were first mailed to shareholders of record on or about October[], 2003.

     ON WHAT ISSUES AM I BEING ASKED TO VOTE?

     You are being asked to vote on four Proposals:

     1. To elect a Board of Trustees of the Trust;

     2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust;

     3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes seven (7) Sub-Proposals); and

     4. To approve the elimination of certain of the Fund's fundamental investment restrictions.

     HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

         The Trustees unanimously recommend that you vote:

     1. FOR the election of all nominees as Trustees of the Trust;

     2. FOR the approval of an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust;

     3. FOR the approval of each of the proposed amendments to certain of the Fund's fundamental investment restrictions; and

     4. FOR the approval of the elimination of certain of the Fund's fundamental investment restrictions.

     HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

          You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, a control number and separate instructions are enclosed.

          Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for or against any of the Proposals 1 through 4, your proxy will be voted as you indicate, and any Proposal for which no vote is specified will be voted FOR that Proposal. If you simply sign, date and return the proxy card, but do not specify a vote for any of the Proposals 1 through 4, your shares will be voted FOR the election of all nominees as Trustees of the Trust (Proposal 1); FOR the approval of an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust (Proposal 2); FOR the approval of each of the proposed amendments to certain of the Fund's fundamental investment restrictions (Sub-Proposals 3a-3g); and FOR the approval of the elimination of certain of the Fund's fundamental investment restrictions (Proposal 4).

     MAY I REVOKE MY PROXY?

     You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Trust that is received by the Trust at or prior to the Meeting, or by attending the Meeting and voting in person.

     WHAT IF MY SHARES ARE HELD IN A BROKERAGE ACCOUNT?

     If your shares are held by your broker, then in order to vote in person at the Meeting, you will have to obtain a "Legal Proxy" from your broker and present it to the Inspector of Election at the Meeting.

? THE PROPOSALS

PROPOSAL 1: TO ELECT A BOARD OF TRUSTEES OF THE TRUST

     HOW ARE NOMINEES SELECTED?

     The Board of Trustees of the Trust (the "Board" or the "Trustees") has a Nominating and Compensation Committee (the "Committee") consisting of Andrew
H. Hines, Jr. (Chairman), Edith E. Holiday and Gordon S. Macklin, none of whom is an "interested person" of the Trust as defined by the Investment Company Act of 1940, as amended, (the "1940 Act"). Trustees who are not interested persons of the Trust are referred to as the "Independent Trustees." The Committee is responsible for the selection and nomination of candidates to serve as Trustees of the Trust. The Committee will review shareholders' nominations to fill vacancies on the Board if these nominations are submitted in writing and addressed to the Committee at the Trust's offices. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.

     WHO ARE THE NOMINEES?

     All of the nominees, except Frank J. Crothers, Frank A. Olson and Constantine D. Tseretopoulos, are currently members of the Board. The term of each nominee will continue for the lifetime of the Trust or, if earlier, until the next meeting of shareholders called for the purpose of electing Trustees, and until the election and qualification of his or her successor. In addition, all of the current nominees are also directors or trustees of other Franklin(R) funds and/or Templeton(R) funds (collectively, the "funds in Franklin Templeton Investments"). Among these nominees, Nicholas F. Brady and Charles B. Johnson are deemed to be "interested persons" for purposes of the 1940 Act. Trustees who are "interested persons" are referred to as the "Interested Trustees."

     Certain Trustees of the Trust hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles
B. Johnson and Rupert H. Johnson, Jr., who own approximately [ ]% and [ ]%, respectively, of its outstanding shares as of [August 31, 2003]. Resources, a global investment organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles B. Johnson, Chairman of the Board, Trustee and Vice President of the Trust, and Rupert H. Johnson, Jr., Vice President of the Trust, are brothers. There are no family relationships among any of the nominees for Trustee.

     Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated as Trustees.

     Listed below, for each nominee, are their name, age and address, as well as their position and length of service with the Trust, principal occupation during the past five years, the number of portfolios in the Franklin Templeton Investments fund complex that they oversee, and any other directorships held by the nominee.

NOMINEES FOR INDEPENDENT TRUSTEE:

                                                                  NUMBER OF
                                                                PORTFOLIOS IN
                                                                  FRANKLIN
                                                                  TEMPLETON
                                                                 INVESTMENTS
                                                                FUND COMPLEX
                                                   LENGTH OF     OVERSEEN BY
NAME, AGE AND ADDRESS                 POSITION    TIME SERVED     DIRECTOR*        OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------
Harris J. Ashton (71)                 Trustee    Since 1992         142        Director, Bar-S Foods
  500 East Broward Blvd.                                                        (meat packing company).
  Suite 2100
  Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until
2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------------------------------------------------
Frank J. Crothers (59)                Trustee    Not               17                     None
  500 East Broward Blvd.                          Applicable
  Suite 2100
  Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Atlantic Equipment & Power Ltd.; Chairman, Ventures Resource Corporation (Vice Chairman 1996-
2003); Vice Chairman, Caribbean Utilities Co., Ltd.; Director and President, Provo Power Company Ltd.;
Director, Caribbean Electric Utility Services Corporation (Chairman until 2002); and director of various other business and nonprofit organizations.
----------------------------------------------------------------------------------------------------------------
S. Joseph Fortunato (71)             Trustee    Since 1992          143                 None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and formerly, member of the law firm of Pitney, Hardin, Kipp & Szuch.
-----------------------------------------------------------------------------------------------------------
Edith E. Holiday (51)                  Trustee    Since 2001          92          Director, Amerada Hess
  500 East Broward Blvd.                                                           Corporation (exploration and
  Suite 2100                                                                       refining of oil and gas);
  Fort Lauderdale, FL 33394-3091                                                   Hercules Incorporated
                                                                                   (chemicals, fibers and resins);
                                                                                   Beverly Enterprises, Inc.
                                                                                   (health care); H.J. Heinz
                                                                                   Company (processed foods and
                                                                                   allied products); RTI
                                                                                   International Metals, Inc.
                                                                                   (manufacture and distribution
                                                                                   of titanium); and Canadian
                                                                                   National Railway (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States
and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-
1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United
States Treasury Department (1988-1989).
--------------------------------------------------------------------------------------------------------------------
Betty P. Krahmer (74)                 Trustee    Since 1990          21                     None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various civic associations; and formerly, Economic Analyst, U.S. government.
----------------------------------------------------------------------------------------------------------------
Gordon S. Macklin (75)                Trustee    Since 1993         142        Director, White Mountains
  500 East Broward Blvd.                                                        Insurance Group, Ltd. (holding
  Suite 2100                                                                    company); Martek Biosciences
  Fort Lauderdale, FL 33394-3091                                                Corporation; MedImmune, Inc.
                                                                                (biotechnology); Overstock.com
                                                                                (Internet services); and
                                                                                Spacehab, Inc. (aerospace
                                                                                services); and FORMERLY,
                                                                                Director, MCI Communications
                                                                                Corporation (subsequently
                                                                                known as MCI WorldCom, Inc.
                                                                                and WorldCom, Inc.)
                                                                                (communications services)
                                                                                (1988-2002).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White
River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-
1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
----------------------------------------------------------------------------------------------------------------
Fred R. Millsaps (74)                   Trustee        Since         28                       None
  500 East Broward Blvd.                                1990
  Suite 2100
  Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; manager of personal investments (1978-present); and
FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice
President, Florida Power and Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
-------------------------------------------------------------------------------------------------------------------
Frank A. Olson (71)                    Trustee         Not            17         Director, Becton, Dickinson
  500 East Broward Blvd.                              Applicable                 and Co. (medical technology);
  Suite 2100                                                                     White Mountains Insurance
  Fort Lauderdale, FL                                                            Group Ltd. (holding company;
  33394-3391                                                                     and Amerada Hess Corporation
                                                                                 (exploration and refining of oil
                                                                                 and gas).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, The Hertz Corporation (car rental) (since 1980) (Chief Executive Officer 1977-
1999); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation
(airlines).
-------------------------------------------------------------------------------------------------------------------
Constantine D. Tseretopoulos (49)     Trustee        Not                17                 None
  500 East Broward Blvd.                             Applicable
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly,
Cardiology Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore
Medical Center (1982-1985).
-----------------------------------------------------------------------------------------------------------

NOMINEES FOR INTERESTED TRUSTEE:


                                                                Number of
                                                              Portfolios in
                                                                Franklin
                                                                Templeton
                                                               Investments
                                                              Fund Complex
                                                 Length of     Overseen by
Name, Age and Address                Position   Time Served     Director*        Other Directorships Held
--------------------------------------------------------------------------------------------------------------
**Nicholas F. Brady (73)             Trustee    Since 1993         21         Director, Amerada Hess
  500 East Broward Blvd.                                                      Corporation (exploration and
  Suite 2100                                                                  refining of oil and gas); C2,
  Fort Lauderdale, FL 33394-3091                                              Inc. (operating and investment
                                                                              business); and FORMERLY, Director
                                                                              H.J. Heinz Company (processed foods
                                                                              and allied products) (1987-1988;
                                                                             1993-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Darby Overseas Investments, Ltd., Darby Emerging Markets Investments LDC and Darby Technology
Ventures Group, LLC (investment firms) (1994-present); Director, Templeton Capital Advisors Ltd. and
Franklin Templeton Investment Fund; and FORMERLY, Chairman, Templeton Emerging Markets Investment Trust
PLC (until 2003); Secretary of the United States Department of the Treasury (1988-1993); Chairman of the
Board, Dillon, Read & Co., Inc. (investment banking) (until 1988); and U.S. Senator, New Jersey (April 1982-
December 1982).
--------------------------------------------------------------------------------------------------------------
**Charles B. Johnson (70)         Chairman of     Chairman of           142                    None
  One Franklin Parkway            the Board,      the Board and
  San Mateo, CA 94403-1906        Trsutee         Trustee and
                                  and Vice        and Vice
                                  President       President since
                                                  1992

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member-Office of the Chairman and Director, Franklin
Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company
International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------

 * We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex that a nominee for election as director would oversee if elected. These portfolios have a common investment adviser or affiliated investment advisers, and may also share a common underwriter.

** Nicholas F. Brady and Charles B. Johnson are "interested persons" of the Trust as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a fund's board of directors. Mr. Johnson ise considered interested person of the Trust due to his position as officer and director and major shareholder of Resources, which is the parent company of the Fund's investment manager, and his position with the Trust. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. On October 4, 2003, Resources acquire all of the shares of Darby Overseas Investments, Ltd. ("Darby Investments") and the remaining portion of the limited partner interests not currently owned by Resources of Darby Overseas Partners, L.P. ("Darby Partners"). Mr. Brady, formerly a shareholders of Darby Investments and a partner of Darby Partners, will continue as Chairman of Darby Investments, which is the corporate general partner of Darby Partners. In addition, Darby Partners and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. ("DEMF"). Mr. Brady will also continue to serve as Chairman of the corporate general partner of DEMF, and Darby Partners and Darby Investments own 100% of the stock of the general partner of DEMF. Resources also is an investor in Darby Technology Ventures Group, LLC ("DTV") in which Darby Partners is a significant investor and for which Darby Partners has the right to appoint a majority of the directors. Templeton Global Advisors Limited also is a limited partner in Darby--BBVA Latin America Private Equity Fund, L.P. ("DBVA"), a private equity fund in which Darby Partners is a significant investor, and the general partner of which Darby Partners controls jointly with an unaffiliated third party.] Mr. Brady is also a director of Templeton Capital Advisors Ltd. ("TCAL"), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Resources. The remaining nominees are Independent Directors.

     The following tables provide the dollar range of the equity securities of the Fund and of all funds overseen by the Trustees in the Franklin Templeton Investments fund complex beneficially owned by the nominees as of June 30, 2003.

INDEPENDENT NOMINEES:


                                                          Aggregate Dollar Range of Equity
                                                       Securities in all Funds Overseen by the
                             Dollar Range of Equity     Director in the Franklin Templeton
Name of Trustee              Securities in the Fund        Investments Fund Complex
-------------------------------------------------------------------------------------------
Harris J. Ashton                 $10,001 - $50,000               Over $100,000
Frank J. Crothers                    None                        Over $100,000
S. Joseph Fortunato              Over $100,000                   Over $100,000
Edith E. Holiday                     None                        Over $100,000
Betty P. Krahmer                 $10,001 - $50,000               Over $100,000
Gordon S. Macklin                    None                        Over $100,000
Fred R. Millsaps                     None                        Over $100,000
Frank A. Olson                       None                        Over $100,000
Constantine D. Tseretopoulos         None                        Over $100,000


INTERESTED NOMINEES:


                                                          Aggregate Dollar Range of Equity
                                                       Securities in all Funds Overseen by the
                             Dollar Range of Equity     Director in the Franklin Templeton
Name of Trustee              Securities in the Fund       Investments Fund Complex
-------------------------------------------------------------------------------------------
  Nicholas F. Brady                  None                        Over $100,000
  Charles B. Johnson             $10,001 - $50,000               Over $100,000


     HOW OFTEN DO THE TRUSTEES MEET AND WHAT ARE THEY PAID?

     The role of the Trustees is to provide general oversight of the Trust's business and to ensure that the Fund is operated for the benefit of all shareholders. The Trustees anticipate meeting at least five times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Trustees also oversee the services furnished to the Fund by Franklin Advisers, Inc., the Fund's investment manager ("Advisers" or the "Investment Manager"), and various other service providers. The Trust currently pays the Independent Trustees and Mr. Brady an annual retainer of $2,000 and a fee of $200 per Board meeting attended. Trustees serving on the Audit Committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting.

     During the fiscal year ended August 31, 2003, there were five meetings of the Board, three meetings of the Audit Committee, and four meetings of the Nominating and Compensation Committee. Each Trustee then in office attended at least [75%] of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Trustee served.

     Certain Trustees and officers of the Trust are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received by the Investment Manager and its affiliates from the funds in Franklin Templeton Investments. The Investment Manager or its affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Trust expenses.

     The table below indicates the total fees paid to Trustees by the Trust individually and by all of the funds in Franklin Templeton Investments. These Trustees also serve as directors or trustees of other funds in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Trustees and the Trust's management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable
Independent Trustees who can more effectively oversee the management of the funds.

                                                                             Number of Boards in
                               Aggregate      Total Compensation from     Funds in Franklin Templeton
                              Compensation       Franklin Templeton        Investments Fund Complex
Name of Trustee              from the Trust*  Investments Fund Complex**   on which Director Serves***
-------------------------------------------------------------------------------------------------------
Harris J. Ashton............     $3,000             $372,100                      46
Nicholas F. Brady...........      3,000              140,500                      15
Frank J. Crothers...........          0              100,000                      12
S. Joseph Fortunato.........      3,000              372,941                      47
Andrew H. Hines, Jr.........                         372,941                      17
Edith E. Holiday............      1,800              273,635                      29
Betty P. Krahmer............      3,000              142,500                      15
Gordon S. Macklin...........      3,000              363,512                      46
Fred R. Millsaps............      3,055              219,500                      17
Frank A. Olson..............          0                    0                      12
Constantine D. Tseretopoulos          0              102,500                      12

  * Compensation received for the fiscal year ended August 31, 2003.

 ** Compensation received for the calendar year ended December 31, 2002.

*** We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes 51 registered investment companies, with approximately 149 U.S. based funds or series.


     Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of the fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of the fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing this policy, a board member's fund holdings existing on February 27, 1998, were valued as of such date with subsequent investments valued at cost.

     WHO ARE THE EXECUTIVE OFFICERS OF THE TRUST?

     Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board. Listed below, for each Executive Officer, are their name, age and address, as well as their position and length of service with the Trust, and principal occupation during the past five years.






NAME, AGE AND ADDRESS                          POSITION                         LENGTH OF TIME SERVED
-----------------------------------------------------------------------------------------------------------------
Charles B. Johnson                      Chairman of the Board,                Chairman of the Board since 1995 and
                                        Trustee and Vice                      Trustee and Vice President since 1992
                                         President

Please refer to the table "Nominees for Interested Trustee" for additional information about Mr. Charles B.
Johnson.
-----------------------------------------------------------------------------------------------------------------
Christopher J. Molumphy (41)         President and Chief Executive            Since 2002
  One Franklin Parkway                Officer-Investment Management
  San Mateo, CA
  94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in Franklin
Templeton Investments.
-----------------------------------------------------------------------------------------------------------------
Jimmy D. Gambill (56)               Senior Vice President and Chief           Since 2002
  500 East Broward Blvd.            Executive Officer--Finance and
  Suite 2100                                Administration
  Fort Lauderdale, FL
  33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of
51 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------
Rupert H. Johnson, Jr. (63)              Vice President                         Since 1996
 One Franklin Parkway
 San Mateo, CA
 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Frankiln Investment Advisory
Services, Inc.; Senior Vice President, Frankiln Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------


Name, Age and Address                            Position                       Length of Time Served
-----------------------------------------------------------------------------------------------------------------
Harmon E. Burns (58)                        Vice President                       Since 1996
  One Franklin Parkway
  San Mateo, CA
  94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Frankiln
Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------
Martin L. Flanagan (43)                    Vice President                          Since 1990
  One Franklin Parkway
  San Mateo, CA
  94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer,Franklin Mutual Advisors, LLC;
Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and
Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive
Vice President, Frankiln Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief
Financial Officer, Frankin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------
Jeffrey A. Everett (39)                   Vice President                           Since 2001
  P.O. Box N-7759
  Lyford Cay, Nassau
  Bahamas

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).
-----------------------------------------------------------------------------------------------------------------
John R. Kay (63)                              Vice President                         Since 1994
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL
  33394-3091

Principal Occupation During Past 5 Years:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.;
Senior Vice President, Franklin Templeton Services, LLC; and officer of one of the other subsidiaries of Franklin
Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and formerly, Vice
President and Controller, Keystone Group, Inc.
-----------------------------------------------------------------------------------------------------------------
Murray L. Simpson (66)                      Vice President and                       Since 2000
  One Franklin Parkway                      Assistant Secretary
  San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin
Templeton Investments; and formerly, Chief Executive Officer and Managing Director, Templeton Franklin
Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-----------------------------------------------------------------------------------------------------------------

 Name, Age and Address                              Position                      Length of Time Served
 ---------------------------------------------------------------------------------------------------------------------
 Barbara J. Green (55)                         Vice President and               Vice President since 2000
   One Franklin Parkway                             Secretary                   and Secretary since 1996
   San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Mutual Advisors, LLC; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and formerly, Deputy
Director, Division of Investment  Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to
the Chairman, Special  Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney,
Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
 ---------------------------------------------------------------------------------------------------------------------
 David P. Goss (56)                            Vice President and                      Since 2000
   One Franklin Parkway                        Assistant Secretary
   San Mateo, CA 94403-1906

 Principal Occupation During Past 5 Years:
 Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin
 Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and formerly,
 President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin
 Select Realty Trust (until 2000).
 ---------------------------------------------------------------------------------------------------------------------
 Michael O. Magdol (66)                         Vice President--                       Since 2002
   600 Fifth Avenue                              AML Compliance
   Rockefeller Center
   New York, NY 10048-0772

 Principal Occupation During Past 5 Years:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director FTI
 Banque, Arch Chemicals, Inc. and Lingnam Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin
 Templeton Investments.
 ---------------------------------------------------------------------------------------------------------------------
 Bruce S. Rosenberg (41)                       Treasurer and Chief              Treasurer since 2000 and
   500 East Broward Blvd.                       Financial Officer                Chief Financial Officer
   Suite 2100                                                                          since 2002
   Fort Lauderdale, FL
   33394-3091

 Principal Occupation During Past 5 Years:
 Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin
 Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.
 ---------------------------------------------------------------------------------------------------------------------



PROPOSAL 2: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION THAT PROVIDES FOR THE REORGANIZATION OF THE TRUST FROM A MASSACHUSETTS BUSINESS TRUST TO A DELAWARE STATUTORY TRUST

     The Trustees unanimously recommend that you approve an Agreement and Plan of Reorganization (the "Plan"), substantially in the form attached to this proxy statement as EXHIBIT A, that would change the state of organization of the Trust. This proposed change calls for the reorganization of the Trust from a Massachusetts business trust into a newly formed Delaware statutory trust. This proposed reorganization will be referred to throughout this proxy statement as the "Reorganization." To implement the Reorganization, the Trustees have approved the Plan, which contemplates the continuation of the current business of the Trust in the form of a new Delaware statutory trust, also named "Templeton Income Trust" (the "DE Trust"). As of the effective date of the Reorganization, the DE Trust will have one series, also named "Templeton Global Bond Fund" (referred to throughout this proxy statement as the "DE Fund") that will correspond to the Fund.

     WHAT WILL THE REORGANIZATION MEAN FOR THE FUND AND ITS SHAREHOLDERS?

     If the Plan is approved by shareholders and the Reorganization is implemented, the DE Fund would have the same investment goal, policies and restrictions as the Fund (including, if approved by shareholders at the Meeting, the same fundamental investment restrictions amended or eliminated by Proposals 3 and 4 in this proxy statement). The Board, including any persons elected under Proposal 1, and officers of the DE Trust would be the same as those of the Trust, and would operate the DE Fund in essentially the same manner as it previously operated the Fund. Thus, on the effective date of the Reorganization, you would hold an interest in the DE Fund that is equivalent to your then interest in the Fund. For all practical purposes, a shareholder's investment in the Fund would not change.

     WHY  ARE  THE   TRUSTEES   RECOMMENDING   APPROVAL  OF  THE  PLAN  AND  THE
REORGANIZATION?

     The Trustees have determined that investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized as Massachusetts business trusts. Under Delaware law, investment companies are able to simplify their operations by reducing administrative burdens. For example, Delaware law does not require that the Declaration of Trust and any amendments to the Declaration of Trust be filed with the State of Delaware while Massachusetts law requires that the Declaration of Trust and any amendments to the Declaration of Trust be filed with the Commonwealth of Massachusetts and the clerk of every city in Massachusetts in which the Trust has a usual place of business. In addition, the simpler Delaware procedures allow the DE Trust to file a one-page Certificate of Trust with the State of Delaware, which rarely needs to be amended. Massachusetts business trusts, like the Trust, are required to file an Officer's Certificate with the Commonwealth of Massachusetts with resolutions adopted by the Board of Trustees of the Trust each time that the Board determines to designate and create additional classes of shares of the Trust or to change or eliminate classes of shares of the Trust. The filings are required to be made because the resolutions constitute amendments to the Trust's Declaration of Trust. Such filings are not required in Delaware.

     Another advantage of Delaware statutory trusts is greater certainty regarding limiting the liability of shareholders for obligations of the business trust or its trustees.

     Furthermore, as described below, in Delaware there is a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to the DE Trust. This could benefit the DE Trust and its shareholders by, for example, making litigation involving the interpretation of provisions in the DE Trust's governing documents less likely or, if litigation should be initiated, less burdensome or expensive. Accordingly, the Trustees believe that it is in the best interests of the shareholders to approve the Plan.

     HOW DOES THE MASSACHUSETTS BUSINESS TRUST LAW AND THE TRUST'S GOVERNING DOCUMENTS COMPARE TO THE DELAWARE STATUTORY TRUST LAW AND THE DE TRUST'S GOVERNING DOCUMENTS?

     The following summary compares certain rights and characteristics of the shares of the Trust to shares of the DE Trust. The summary is qualified in its entirety by the more complete comparisons of Massachusetts business trust law and Delaware statutory trust law, and a comparison of the relevant provisions of the governing documents of the Trust and the DE Trust, attached as EXHIBIT B to this proxy statement, which is entitled "A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW."

     Reorganizing the Trust from a Massachusetts business trust to a Delaware statutory trust is expected to provide benefits to the Trust and its shareholders, some of which are discussed above. Most of the funds in Franklin Templeton Investments are now or are likely to become Delaware statutory trusts. To the extent that the boards and management of funds in Franklin Templeton Investments, including the Board and management of the Trust, have to deal with the law of a single state, rather than the laws of many states, efficiencies may be achieved, both in terms of reduced costs in determining the requirements of law in unique circumstances and the certainty of operating routinely in a familiar regulatory environment.

     Moreover, to the extent provisions in the DE Trust's Declaration of Trust and By-Laws are addressed by rules and principles established under Delaware corporation law and the laws governing other DELAWARE STATUTORY entities (such as limited partnerships and limited liability companies), the Delaware courts may look to such other laws to help interpret provisions of the DE Trust's Declaration of Trust and By-Laws. Applying this body of law to the operation of the DE Trust should prove beneficial because these laws are extensively developed and business-oriented. In addition, Delaware's Chancery Court is dedicated to business law matters, which means that the judges tend to be more specialized and better versed in the nuances of the law that will be applied to the DE Trust. These legal advantages tend to make more certain the resolution of legal controversies and help to reduce legal costs resulting from uncertainty in the law.

     Shares of the DE Trust and the Trust each have one vote per full share and a proportionate fractional vote for each fractional share. Both the DE Trust and Trust provide for noncumulative voting in the election of their Trustees. The DE Trust is not required by its governing instrument to hold annual shareholder meetings. Shareholder meetings may be called at any time by the DE Trust Board, by the chairperson of the DE Trust Board or by the president of the DE Trust for the purpose of taking action upon any matter deemed by the DE Trust Board to be necessary or desirable. To the extent permitted by the 1940 Act, a meeting of the shareholders [for the purpose of electing trustees] may also be called by the chairperson of the DE Trust Board, or shall be called by the president or any vice-president of the DE Trust at the request of shareholders holding not less than 10% of the DE Trust's shares, provided that the shareholders requesting such meeting shall have paid the DE Trust the reasonably estimated cost of preparing and mailing the notice of the meeting. With respect to shareholder inspection rights of a fund's books and records, the Trust and the DE Trust each provide certain inspection rights to its shareholders at least to the extent required by applicable law.

     While shareholders of the DE Trust will have similar distribution and voting rights as they currently have as shareholders of the Trust, there are certain differences. The organizational structures differ in record date parameters for determining shareholders entitled to notice, to vote and to a distribution, and differ in the proportion of shares required to vote on certain matters.

     Massachusetts law does not include an express provision relating to the limitation of liability of the beneficial owners of a Massachusetts business trust. Therefore, the owners of a Massachusetts business trust could potentially be liable for obligations of the trust, notwithstanding an express provision in the governing instrument stating that the beneficial owners are not personally liable in connection with the trust's property or the acts, obligations or affairs of the trust. The Trust's Declaration of Trust provides that no shareholder shall be subject to any personal liability whatsoever to any person in connection with property of the Trust or the acts, obligations or affairs of the Trust. Under the Delaware Act, shareholders of the DE Trust will be entitled to the same limitation of personal liability as is extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware.

     WHAT ARE THE PROCEDURES AND CONSEQUENCES OF THE REORGANIZATION?

     Upon completion of the Reorganization, the DE Trust will continue the business of the Trust and the DE Fund will have the same investment goal and policies as those of the Fund existing on the date of the Reorganization, and will hold the same portfolio of securities previously held by the Fund. The DE Fund will be operated under substantially identical overall management, investment management, distribution and administrative arrangements as those of the Fund. As the successor to the Trust's operations, the DE Trust will adopt the Trust's registration statement under the federal securities laws with amendments to show the new Delaware statutory trust structure.

     The DE Trust was created solely for the purpose of becoming the successor organization to, and carrying on the business of, the Trust. To accomplish the Reorganization, the Plan provides that the Trust, on behalf of the Fund, will transfer all of its portfolio securities and any other assets, subject to its related liabilities, to the DE Trust, on behalf of the DE Fund. In exchange for these assets and liabilities, the DE Trust will issue shares of the DE Fund to the Trust, which will then distribute those shares pro rata to you as a shareholder of the Fund. Through this procedure, you will receive exactly the same number and dollar amount of shares of the DE Fund as you held in the Fund immediately prior to the Reorganization. You will retain the right to any declared but undistributed dividends or other distributions payable on the shares of the Fund that you may have had as of the effective date of the Reorganization. As soon as practicable after the date of the Reorganization, the Trust will be dissolved and will cease its existence.

     The Trustees may terminate the Plan and abandon the Reorganization at any time prior to the effective date of the Reorganization if they determine that proceeding with the Reorganization is inadvisable. If the Reorganization is not approved by shareholders of the Fund, or if the Trustees abandon the Reorganization, the Trust will continue to operate as a Massachusetts business trust. If the Reorganization is approved by shareholders, it is expected to be completed [early in 2004].

     WHAT EFFECT WILL THE REORGANIZATION HAVE ON THE CURRENT INVESTMENT MANAGEMENT AGREEMENT?

     As a result of the Reorganization, the DE Fund will be subject to a new investment management agreement between the DE Trust, on behalf of the DE Fund, and the Investment Manager. The new management agreement will be substantially identical to the current management agreement between the Investment Manager and the Trust, on behalf of the Fund.

     WHAT EFFECT WILL THE REORGANIZATION HAVE ON THE SHAREHOLDER SERVICING AGREEMENTS AND DISTRIBUTION PLANS?

     The DE Trust, on behalf of the DE Fund, will enter into an agreement with Franklin Templeton Investor Services, LLC for transfer agency, dividend disbursing and shareholder services that is substantially identical to the agreement currently in place for the Trust on behalf of the Fund. Franklin Templeton Distributors, Inc. will serve as the distributor for the shares of the DE Fund under a separate distribution agreement that is substantially identical to the distribution agreement currently in effect for the Fund.

     As of the effective date of the Reorganization, the DE Fund will have distribution plans under Rule 12b-1 of the 1940 Act relating to the distribution of the classes of shares that are substantially identical to the distribution plans currently in place for the corresponding classes of shares of the Fund. It is anticipated that there will be no material change to the distribution plans as a result of the Reorganization.

     WHAT IS THE EFFECT OF SHAREHOLDER APPROVAL OF THE PLAN?

     Under the 1940 Act, the shareholders of a mutual fund must elect trustees and approve the initial investment management agreement for the fund. Theoretically, if the Plan is approved and the Trust is reorganized to a Delaware statutory trust, the shareholders would need to vote on these two items for the DE Trust. In fact, the DE Trust must obtain shareholder approval of these items or it will not comply with the 1940 Act. However, the Trustees have determined that it is in the best interests of the shareholders to avoid the considerable expense of another shareholder meeting to obtain these approvals after the Reorganization. Therefore, the Trustees have determined that approval of the Plan also will constitute, for purposes of the 1940 Act, shareholder approval of (1) the election of the Trustees of the Trust who are in office at the time of the Reorganization as trustees of the DE Trust; and (2) a new investment management agreement between the DE Trust, on behalf of the DE Fund, and the Investment Manager, which is substantially identical to the investment management agreement currently in place for the Trust on behalf of the Fund.

     Prior to the Reorganization, if the Plan is approved by shareholders, the officers will cause the Trust on behalf of the Fund, as the sole shareholder of the DE Trust and the DE Fund, to vote its shares FOR the matters specified above. This action will enable the DE Trust to satisfy the requirements of the 1940 Act without involving the time and expense of another shareholder meeting.

     WHAT IS THE CAPITALIZATION AND STRUCTURE OF THE DE TRUST?

     The DE Trust was formed as a Delaware statutory trust on [__________ ____], 2003 pursuant to the Delaware Act. As of the effective date of the
Reorganization, the DE Trust will have one series, the DE Fund, with an unlimited number of shares of beneficial interest without par value. The shares of the DE Fund will be allocated into three classes to correspond to the current three classes of shares of the Fund.

     As of the effective date of the Reorganization, outstanding shares of the DE Trust will be fully paid, nonassessable, freely transferable, and have no preemptive or subscription rights. The DE Trust will also have the same fiscal year as the Trust.

     WHO WILL BEAR THE EXPENSES OF THE REORGANIZATION?

     Since the Reorganization will benefit the Fund and its shareholders, the Board has authorized that the expenses incurred in the Reorganization, exclusive of the costs associated with soliciting proxies, shall be paid by the Trust, whether or not the Reorganization is approved by shareholders. The costs of soliciting proxies will be shared [one-quarter by the Investment Manager and three-quarters] by the Trust.

     ARE THERE ANY TAX CONSEQUENCES FOR SHAREHOLDERS?

     The Reorganization is designed to be tax-free for federal income tax purposes so that you will not experience a taxable gain or loss when the Reorganization is completed. Generally, the basis and holding period of your shares in the DE Fund will be the same as the basis and holding period of your shares in the Fund. Consummation of the Reorganization is subject to receipt of a legal opinion from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to the DE Trust and the Trust, that, under the Internal Revenue Code of 1986, as amended, the Reorganization will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Trust, the DE Trust or their shareholders.

     WHAT IF I CHOOSE TO SELL MY SHARES AT ANY TIME?

     A request to sell Fund shares that is received and processed prior to the effective date of the Reorganization will be treated as a redemption of shares of the Fund. A request to sell shares that is received and processed after the effective date of the Reorganization will be treated as a request for the redemption of the same number of shares of the DE Fund.

     WHAT IS THE EFFECT OF MY VOTING "FOR" THE PLAN?

     By voting "FOR" the Plan, you will be agreeing to become a shareholder of a series of a mutual fund organized as a Delaware statutory trust, with Trustees, an investment management agreement, distribution plans and other service arrangements that are substantially identical to those in place for the Fund.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                         THAT YOU VOTE "FOR" PROPOSAL 2.

INTRODUCTION TO PROPOSALS 3 AND 4

     The Fund is subject to a number of fundamental investment restrictions that
(1) are more restrictive than those required under present law; (2) are no longer required; or (3) were adopted in response to regulatory, business or industry conditions that no longer exist. Under the 1940 Act, "fundamental" investment restrictions may be changed or eliminated only if shareholders approve such action. The Board is recommending that shareholders approve the amendment or elimination of certain of the Fund's fundamental investment restrictions principally to (1) update those current investment restrictions that are more restrictive than is required under the federal securities laws; and (2) conform the Fund's fundamental investment restrictions to those of the majority of the funds in Franklin Templeton Investments. In general, the proposed restrictions would (1) simplify, modernize and standardize the fundamental investment restrictions that are required to be stated by a fund under the 1940 Act; and (2) eliminate those fundamental investment restrictions that are no longer required by the federal securities laws, interpretations of the U.S. Securities and Exchange Commission ("SEC") or state securities law, as preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA").

     After the Trust was organized as a Massachusetts business trust in 1986, certain legal and regulatory requirements applicable to investment companies changed. For example, certain restrictions imposed by state securities laws and regulations were preempted by NSMIA and, therefore, are no longer applicable to investment companies. As a result, the Fund currently is subject to certain fundamental investment restrictions that are either more restrictive than is required under current law, or which are no longer required at all.

     The Board believes there are several distinct advantages to revising the Fund's fundamental investment restrictions at this time. First, by reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Board and the Investment Manager believe that the Fund will be able to minimize the costs and delays associated with holding future shareholders' meetings to revise fundamental investment restrictions that have become outdated or inappropriate. Second, the Board and the Investment Manager also believe that the Investment Manager's ability to manage the Fund's assets in a changing investment environment will be enhanced because the Fund will have greater investment management flexibility to respond to market, industry, regulatory or technical changes by seeking Board approval only when necessary to revise certain investment restrictions. Finally, the standardized fundamental investment restrictions are expected to enable the Fund to more efficiently and more easily monitor portfolio compliance.

     The proposed standardized fundamental investment restrictions cover those areas for which the 1940 Act requires the Fund to have fundamental restrictions and are substantially similar to the fundamental investment restrictions of other funds in Franklin Templeton Investments that have recently amended their investment restrictions. The proposed standardized restrictions will not affect the Fund's investment goal or its current principal investment strategies. Although the proposed amendments will give the Fund greater flexibility to respond to possible future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the current level of investment risk associated with an investment in the Fund, nor does the Board anticipate that the proposed changes in fundamental investment restrictions will materially change the manner in which the Fund is currently managed and operated. However, the Board may change or modify the way the Fund is managed in the future, as contemplated by the proposed amendments to, or elimination of, the applicable investment restrictions. Should the Board in the future modify materially the way the Fund is managed to take advantage of such increased flexibility, the Fund will make the necessary disclosures to shareholders, including amending its prospectus and statement of additional information ("SAI"), as appropriate.

PROPOSAL 3: TO APPROVE AMENDMENTS TO CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS (THIS PROPOSAL INVOLVES SEPARATE VOTES ON SUB-PROPOSALS 3A - 3G)

     The Fund's existing fundamental investment restrictions, together with the recommended changes to the investment restrictions, are detailed in EXHIBIT C, which is entitled "FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE AMENDED OR Eliminated." Shareholders are requested to vote separately on each Sub-Proposal in Proposal 3. Any Sub-Proposal that is approved by shareholders will be effective on the later of January 1, 2004 or the date of shareholder approval. The Board of Trustees recommends unanimously a vote "FOR" each Sub-Proposal.

SUB-PROPOSAL 3A: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTMENTS IN REAL ESTATE.

     Under the 1940 Act, a fund's restriction regarding investment in real estate must be fundamental. The 1940 Act does not prohibit an investment company from investing in real estate, either directly or indirectly. The Fund's current fundamental investment restriction relating to real estate prohibits the Fund from investing in real estate or mortgages on real estate, although the Fund may invest in marketable securities secured by real estate or interests therein.

     WHAT EFFECT WILL AMENDING THE CURRENT REAL ESTATE RESTRICTION HAVE ON THE FUND?

     The proposed restriction would permit the Fund to continue to invest in marketable securities secured by real estate or interests therein. In addition, under the proposed restriction the Fund would be permitted to invest in securities of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, including real estate limited partnership interests. The proposed restriction would also permit the Fund to hold and sell real estate acquired by the Fund as a result of owning a security or other instrument.

     Modifying  the Fund's  real  estate  restriction  may  increase  the Fund's exposure to certain risks inherent to investments in real estate, such as relative illiquidity, difficulties in valuation, and greater price volatility. In addition, to the extent the Fund invests in developing or emerging market countries, these investments are subject to risk of forfeiture due to governmental action. Under the proposed real estate restriction, the Fund will not be limited to investments in "marketable" securities secured by real estate or interests therein, which would increase the Fund's ability to invest in illiquid securities. However, the Board has adopted a non-fundamental investment restriction, consistent with the current position of the staff of the SEC (the "SEC Staff") on illiquid securities, which prohibits the Fund from investing more than 15% of its net assets in illiquid securities (the "Illiquid Securities Restriction"). As a result, it is not currently intended that the Fund would materially change its investment strategies as they relate to real estate or interests therein. Thus, it is not currently anticipated that the proposed amendments to the investment restriction relating to real estate would involve additional material risk at this time.

     The Fund's current fundamental investment restriction relating to real estate is combined with fundamental investment restrictions relating to investments in commodities, investments in other open-end investment companies, and investments in oil, gas, and other mineral development programs. The adoption of this Sub-Proposal would result in separating the Fund's restriction regarding investments in real estate from these other fundamental investment restrictions, including the Fund's fundamental investment restriction on investments in commodities. (See Sub-Proposal 3b below.) The Fund is proposing to eliminate the restrictions on investing in other open-end investment companies and on investing in oil, gas, and mineral development programs. (See Proposal 4 below.)

SUB-PROPOSAL 3B: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTMENTS IN COMMODITIES.

     Under the 1940 Act, a fund's investment policy relating to the purchase and sale of commodities must be fundamental. The most common types of commodities are physical commodities such as wheat, cotton, rice and corn. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, may, under limited circumstances, also be considered to be commodities. Funds typically invest in futures contracts and related options on these and other types of commodity contracts for hedging purposes, to implement a tax or cash management strategy, or to enhance returns.

     WHAT EFFECT WILL AMENDING THE CURRENT COMMODITIES RESTRICTION HAVE ON THE FUND?

     The current fundamental investment restriction on commodities states that the Fund may not purchase or sell commodity contracts except futures contracts as described in the Fund's prospectus. Other than referring to the prospectus, the current investment restriction does not clarify the types of futures contracts that the Fund may purchase or sell.

     The proposed investment restriction relating to commodities clarifies that the Fund has the ability to engage in currency and futures contracts and related options and to invest in securities or other instruments that are secured by physical commodities. Notwithstanding the flexibility provided by the proposed
fundamental investment   restriction,   the  Fund  is  subject  to  guidelines
established by the Board regarding the use of derivatives. Under these guidelines, currently no more than 5% of the Fund's assets may be invested in, or exposed to, options and swap agreements (as measured at the time of investment). The use of futures contracts can involve substantial risks and, therefore, the Fund would only invest in such futures contracts where the Investment Manager believes such investments are advisable and then only to the extent permitted by the guidelines established by the Board. It is not currently intended that the Fund would materially change these guidelines or its use of futures contracts, forward currency contracts and related options. In addition, the deletion of the reference to the Fund's prospectus in the proposed restriction will not materially change the Fund's use of futures contracts - the Fund will continue to describe its use of futures contracts in its prospectus or SAI, as appropriate. Thus, it is not currently anticipated that the proposed amendments to the investment restriction relating to commodities would involve additional material risk at this time.

     The Fund's current fundamental investment restriction relating to commodities is combined with fundamental investment restrictions relating to investments in real estate, investments in other open-end investment companies, and investments in oil, gas, and other mineral development programs. The adoption of this Sub-Proposal would result in separating the Fund's restriction regarding commodity contracts from these other fundamental investment restrictions, including the Fund's fundamental investment restriction relating to real estate. (See Sub-Proposal 3a above.) The Fund is proposing to eliminate the restrictions on investing in other open-end investment companies and on investing in oil, gas, and mineral development programs. (See Proposal 4 below.)

SUB-PROPOSAL 3C: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING UNDERWRITING.

     Under the 1940 Act, the Fund's policy concerning underwriting is required to be fundamental. Under the federal securities laws, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of OTHER ISSUERS, which involves purchasing the securities from another issuer with the intention of re-selling the securities to the public. From time to time, a mutual fund may purchase securities in a private transaction for investment purposes and later sell or redistribute the securities to institutional investors. Under these or other circumstances, the Fund could possibly be considered to be within the technical definition of an underwriter under the federal securities laws. SEC Staff interpretations have clarified, however, that re-sales of privately placed securities by institutional investors, such as the Fund, do not make the institutional investor an underwriter in these circumstances. In addition, under certain circumstances, the Fund may be deemed to be an underwriter of its own securities. The proposed restriction incorporates these SEC interpretations and would make clear that the Fund has the ability to sell its own shares.

     WHAT EFFECT WILL AMENDING THE CURRENT UNDERWRITING RESTRICTION HAVE ON THE FUND?

     The  Fund's  current  fundamental   investment   restriction   relating  to
underwriting prohibits the Fund from acting as an underwriter. The current investment restriction does not provide any clarification regarding whether the Fund may sell securities that the Fund owns or whether the Fund may sell its own shares in those limited circumstances where the Fund might be deemed to be an underwriter.

     The proposed restriction relating to underwriting is substantially similar to the Fund's current investment restriction by prohibiting the Fund from engaging in underwriting. The proposed investment restriction, however, clarifies that the Fund may re-sell securities that the Fund owns and that it may also sell its own shares.

     It is not anticipated that the adoption of the proposed restriction would involve additional material risk to the Fund or affect the way the Fund is currently managed or operated.

     The Fund's current fundamental investment restriction relating to underwriting is combined with restrictions relating to issuing senior securities, purchasing securities on margin and short sales. The adoption of this Sub-Proposal would result in the separation of the Fund's underwriting restriction from these other fundamental investment restrictions, including the Fund's investment restriction relating to issuing senior securities. (See Sub-Proposal 3d below.) The Fund is proposing to eliminate the restrictions on purchasing securities on margin and on short sales. (See Proposal 4 below.)

SUB-PROPOSAL 3D: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING ISSUING SENIOR SECURITIES.

     The 1940 Act requires the Fund to have an investment policy describing its ability to issue senior securities. A "senior security" is an obligation of a fund, with respect to its earnings or assets, that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities in order to limit the fund's ability to use leverage. In general, leverage occurs when a fund borrows money to enter into securities transactions or acquires an asset without being required to make payment until a later time.

     SEC Staff interpretations allow an open-end fund under certain conditions to engage in a number of types of transactions that might otherwise be considered to create "senior securities," for example, short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). According to SEC Staff interpretations, when engaging in these types of transactions, an open-end fund must mark on its books, or segregate with its custodian bank, cash or other liquid securities to cover its future obligations, in order to avoid the creation of a senior security. This procedure limits the amount of a fund's assets that may be invested in these types of transactions and the fund's exposure to the risks associated with senior securities.

     WHAT EFFECT WILL AMENDING THE CURRENT SENIOR SECURITIES RESTRICTION HAVE ON THE FUND?

     The current fundamental investment restriction relating to issuing senior securities prohibits the Fund from issuing senior securities.

     The proposed restriction would permit the Fund to issue senior securities as permitted under the 1940 Act or any relevant rule, exemption, or interpretation issued by the SEC. The proposed restriction also would clarify that the Fund may, provided that certain conditions are met, engage in those types of transactions that have been interpreted by the SEC Staff as not constituting senior securities, such as covered reverse repurchase transactions.

     The Fund has no present intention of changing its current investment strategies regarding transactions that may be interpreted as resulting in the issuance of senior securities. Therefore, the Board does not anticipate that amending the current restriction will result in additional material risk to the Fund. However, the Fund may initiate the use of these strategies in the future to the extent described in the proposed new restriction. To the extent the Fund does engage in such strategies in the future, it would be subject to the risks associated with leveraging, including reduced total returns and increased volatility. The additional risks to which the Fund may be exposed are limited, however, by the limitations on issuing senior securities imposed by the 1940 Act and any rule, exemption or interpretation thereof that may be applicable.

     The Fund's current fundamental investment restriction relating to issuing senior securities is combined with restrictions relating to underwriting, purchasing securities on margin and short sales. The adoption of this Sub-Proposal would result in the separation of the Fund's senior securities restriction from these other fundamental investment restrictions, including the Fund's investment restriction relating to underwriting. (See Sub-Proposal 3c above.) The Fund is proposing to eliminate the restrictions on purchasing securities on margin and on engaging in short sales. (See Proposal 4 below.)

SUB-PROPOSAL 3E: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING LENDING.

     Under the 1940 Act, a fund must describe, and designate as fundamental, its policy with respect to making loans. In addition to a loan of cash, the term "loans" may, under certain circumstances, be deemed to include certain transactions and investment-related practices. Among those transactions and practices are the lending of portfolio securities, entering into repurchase agreements and the purchase of certain debt instruments. If a fund adopts a fundamental policy that prohibits lending, the fund may still invest in debt securities, enter into securities lending transactions, and enter into repurchase agreements if it provides an exception from the general prohibition.

     Under SEC Staff interpretations, lending by an investment company, under certain circumstances, may also give rise to issues relating to the issuance of senior securities. To the extent that the Fund enters into lending transactions under these limited circumstances, the Fund will continue to be subject to the limitations imposed under the 1940 Act regarding the issuance of senior securities. (See Sub-Proposal 3d above.)

     WHAT EFFECT WILL AMENDING THE CURRENT LENDING RESTRICTION HAVE ON THE FUND?

     The Fund's current investment restriction regarding lending prohibits the Fund from loaning money, except that the Fund may purchase a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness. Although the Fund's current investment restriction permits the purchase of certain debt securities, the Fund is only permitted to purchase publicly distributed debt securities and may not invest in certain types of private placement debt securities or engage in direct corporate loans, even if such investments would otherwise be consistent with the Fund's investment goal and policies.

     The proposed fundamental investment restriction provides that the Fund may not make loans to other persons except (1) through the lending of its portfolio securities; (2) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies; and (3) to the extent the entry into a repurchase agreement is deemed to be a loan. The proposed investment restriction provides the Fund with greater lending flexibility by permitting the Fund to invest in non-publicly distributed debt securities, loan participations, and direct corporate loans. To the extent that these instruments are illiquid, they will be subject to the Illiquid Securities Restriction.

     The proposed fundamental investment restriction also provides the Fund with additional flexibility to make loans to affiliated investment companies or other affiliated entities. In September 1999, the SEC granted an exemptive order to the Fund, together with other funds in Franklin Templeton Investments, permitting the Fund to loan money to other funds in Franklin Templeton Investments (the "Inter-Fund Lending and Borrowing Order"). These lending transactions may include terms that are more favorable than those which would otherwise be available from lending institutions. The proposed investment restriction would permit the Fund, under certain conditions, to lend cash to other funds in Franklin Templeton Investments at rates higher than those that the Fund would receive if the Fund loaned cash to banks through short-term lending transactions, such as repurchase agreements. Management anticipates that this additional flexibility to lend cash to affiliated investment companies would allow additional investment opportunities, and could enhance the Fund's ability to respond to changes in market, industry or regulatory conditions.

     Because the proposed lending restriction would provide the Fund with greater flexibility to invest in non-publicly distributed debt securities, loan participations, and other direct corporate loans, the Fund may be exposed to additional risks associated with such securities, including general illiquidity, greater price volatility and the possible lack of publicly available information about issuers of privately placed debt obligations and loan counterparties. However, these risks will be somewhat offset by the Fund's adoption of the non-fundamental Illiquid Securities Restriction. Thus, the Investment Manager believes that the risks posed by these investments should be relatively modest.

SUB-PROPOSAL 3F: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INDUSTRY CONCENTRATION.

     Under the 1940 Act, a fund's policy regarding concentration of investments in the securities of companies in any particular industry must be fundamental. The SEC Staff takes the position that a fund "concentrates" its investments if it invests more than 25% of its "net" assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and certain tax-exempt securities) in any particular industry or group of industries. An investment company is not permitted to concentrate its investments in any particular industry or group of industries unless it discloses its intention to do so.

     WHAT EFFECT WILL AMENDING THE CURRENT INDUSTRY CONCENTRATION RESTRICTION HAVE ON THE FUND?

     The proposed concentration policy is substantially the same as the Fund's current policy, except that (1) it modifies the Fund's asset measure (from "total assets" to "net assets") by which concentration is assessed; and (2) it expressly references, in a manner consistent with current SEC Staff policy, the categories of investments that are excepted from coverage of the restriction.
The proposed restriction reflects a more modernized approach to industry concentration, and provides the Fund with investment flexibility that ultimately is expected to help the Fund respond to future legal, regulatory, market or technical changes. In addition, the Board may from time to time establish guidelines regarding industry classifications.

     The proposed restriction would expressly exempt from the 25% limitation those securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and the securities of other investment companies, consistent with SEC Staff policy. The proposed restriction thus clarifies the types of U.S. government securities in which the Fund may invest. In addition, if Proposal 4 is approved, then the Fund's current fundamental investment restriction against investments in other open-end investment companies will be eliminated. The proposed restriction on industry concentration will make explicit that such investments in other investment companies are exempt from the Fund's concentration policy. Even with this modified restriction, however, the Fund would continue to remain subject to the limitations on a fund's investments in other investment companies as set forth in the 1940 Act, its Prospectus and any exemptive orders issued by the SEC. In general, absent such rules or orders from the SEC, the 1940 Act would prohibit the Fund from investing more than 5% of its total assets in any one investment company and investing more than 10% of its total assets in other investment companies overall.

SUB-PROPOSAL 3G: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING BORROWING.

     The 1940 Act requires investment companies to impose certain limitations on borrowing activities, and a fund's borrowing limitations must be fundamental. The 1940 Act limitations on borrowing are generally designed to protect shareholders and their investment by restricting a fund's ability to subject its assets to the claims of creditors who, under certain circumstances, might have a claim to the fund's assets that would take precedence over the claims of shareholders.

     Under the 1940 Act, an open-end fund may borrow up to 33 1/3% of its total assets (including the amount borrowed) from banks and may borrow up to 5% of its total assets for temporary purposes from any other person. Generally, a loan is considered temporary if it is repaid within sixty days. Funds typically borrow money to meet redemptions or for other short-term cash needs in order to avoid forced, unplanned sales of portfolio securities. This technique allows a fund greater flexibility by allowing its manager to buy and sell portfolio securities primarily for investment or tax considerations, rather than for cash flow considerations.

     WHAT EFFECT WILL  AMENDING THE CURRENT  BORROWING  RESTRICTION  HAVE ON THE
FUND?

     The Fund's current investment restriction relating to borrowing prohibits the Fund from borrowing money, except that the Fund may borrow money in amounts up to 30% of the value of the Fund's net assets. In addition, the Fund may not pledge, mortgage or hypothecate its assets for any purpose, except that the Fund may do so to secure such borrowings and then only to an extent not greater than 15% of its total assets. Arrangements with respect to margin for futures contracts are not deemed to be a pledge of assets.

     The proposed investment restriction would prohibit borrowing money, except to the extent permitted by the 1940 Act or any rule, exemption or interpretation thereunder issued by the SEC. In addition, the Fund's investment restriction on pledging, mortgaging or hypothecating its assets for any purpose, except to secure such borrowings and then only to an extent not greater than 15% of its total assets, would be eliminated because the 1940 Act does not require this type of fundamental investment restriction. By so amending the investment restriction, the Fund would not unnecessarily limit the Investment Manager if the Investment Manager determines that borrowing is in the best interests of the Fund and its shareholders. As a general matter, however, Section 18 of the 1940 Act limits a fund's borrowings to not more than 33 1/3% of the fund's total assets (including the amount borrowed), which is somewhat greater than the Fund's current investment restriction of up to 30% of the value of the Fund's net assets.

     The proposed restriction would also permit the Fund to borrow money from affiliated investment companies or other affiliated entities. In September 1999, the SEC granted the Inter-Fund Lending and Borrowing Order, permitting the Fund to borrow money from other funds in Franklin Templeton Investments. The proposed borrowing restriction would permit the Fund, under certain circumstances and in accordance with the Inter-Fund Lending and Borrowing Order, to borrow money from other funds in Franklin Templeton Investments at rates that are more favorable than the rates that the Fund would receive if it borrowed from banks or other lenders. The proposed borrowing restriction would also permit the Fund to borrow from other affiliated entities, such as the Investment Manager, under emergency market conditions should the SEC permit investment companies to engage in such borrowing in the future, such as it did in response to the emergency market conditions that existed immediately after the events of September 11, 2001.

     Because the proposed borrowing restriction would provide the Fund with additional borrowing flexibility, to the extent that the Fund uses such flexibility, the Fund may be subject to additional costs and risks inherent to borrowing, such as reduced total return and increased volatility. The additional costs and risks to which the Fund may be exposed are limited, however, by the borrowing limitations imposed by the 1940 Act and any rule, exemption or interpretation thereof that may be applicable.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                     THAT YOU VOTE "FOR" SUB-PROPOSALS 3A-3G

     PROPOSAL 4: TO APPROVE THE ELIMINATION OF CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.

     The Fund's existing fundamental investment restrictions, together with those recommended to be eliminated, are detailed in EXHIBIT C, which is entitled "FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE AMENDED OR ELIMINATED. " If shareholders approve Proposal 4, the elimination of such investment restrictions will be effective on the later of January 1, 2004 or the date of shareholder approval.

     WHY  IS  THE  BOARD  RECOMMENDING  THAT  CERTAIN   FUNDAMENTAL   INVESTMENT
RESTRICTIONS BE ELIMINATED, AND WHAT EFFECT WILL THEIR
     ELIMINATION HAVE ON THE FUND?

     Certain of the Fund's fundamental investment restrictions are either restatements of restrictions that are already included within the 1940 Act or are more restrictive than current SEC Staff interpretations. These restrictions include those relating to (1) investments in other open-end investment companies; (2) purchasing securities on margin and short sales; and (3) participation in joint trading accounts. The fundamental investment restriction relating to unlisted foreign securities and restricted securities does not represent current SEC Staff positions and is effectively limited by the Fund's non-fundamental Illiquid Securities Restriction.

     The other fundamental investment restrictions of the Fund were originally adopted to comply with state securities laws and regulations. Due to the passage of NSMIA, these fundamental restrictions are no longer required by law. As a result, the Fund is no longer legally required to adopt or maintain investment restrictions relating to (1) investments in oil and gas programs; (2) management ownership of portfolio securities; (3) investing for purposes of exercising control; (4) investments in companies with less than three years of continuous operation; and (5) warrants.

     Accordingly, the Investment Manager has recommended, and the Board has determined, that these nine restrictions (referred to in this Proposal 4 as the "Restrictions") be eliminated and that their elimination is consistent with the federal securities laws. By reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Board believes that the Fund will be able to reduce the costs and delays associated with holding future shareholder meetings for the purpose of revising fundamental investment restrictions that become outdated or inappropriate. Elimination of the
Restrictions would also enable the Fund to be managed in accordance with the current requirements of the 1940 Act, without being constrained by additional and unnecessary limitations. The Board believes that the elimination of the Restrictions is in the best interest of the Fund's shareholders as it will provide the Fund with increased flexibility to pursue its investment goal and will enhance the Investment Manager's ability to manage the Fund's assets in a changing investment environment.

     WHICH NINE (9) RESTRICTIONS IS THE BOARD RECOMMENDING THAT THE FUND ELIMINATE?

     The Fund currently is subject to nine Restrictions that are no longer required by law and were adopted primarily in response to regulatory, business or industry conditions that no longer exist. The exact language of the Restrictions has been included in EXHIBIT C, which is entitled "FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE AMENDED OR ELIMINATED. "

     INVESTMENT IN OTHER OPEN-END INVESTMENT COMPANIES

     The Fund's current fundamental investment restriction prohibits the Fund from investing in other open-end investment companies, except in connection with a merger, consolidation, acquisition or reorganization. This fundamental investment restriction is more restrictive than the 1940 Act and current SEC Staff interpretations, which do not require a fund to adopt such a provision as a fundamental investment restriction.

     Upon elimination of this restriction, the Fund would remain subject to the restrictions under Section 12(d) of the 1940 Act relating to the Fund's ability to invest in other investment companies, including open-end investment companies, except where the Fund has received an exemption from such restrictions. The 1940 Act restrictions generally specify that the Fund may not purchase more than 3% of another fund's total outstanding voting stock, invest more than 5% of its total assets in another fund's securities, or have more than 10% of its total assets invested in securities of all other funds.

     The Fund, together with the other funds in Franklin Templeton Investments, obtained an exemptive order from the SEC (the "Cash Sweep Order") that permits the funds in Franklin Templeton Investments to invest their uninvested cash in one or more registered or unregistered money market funds sponsored by Franklin Templeton Investments. Eliminating the Fund's current restriction on investments in other open-end investment companies would enable the Fund to take advantage of the investment opportunities presented by the Cash Sweep Order, since it contemplates relief from the 1940 Act restrictions relating to investments in other registered and unregistered investment companies in certain limited circumstances. Therefore, the Board is recommending that the restriction be eliminated.

         OIL AND GAS PROGRAMS

     The Fund has a fundamental investment restriction that prohibits it from investing in interests (other than publicly issued debentures or equity stock interests) in oil, gas or other mineral exploration or development programs. The Fund's fundamental investment restriction regarding oil and gas programs was based on state securities laws that had been adopted by a few jurisdictions, but have since been pre-empted by NSMIA. Accordingly, the Board proposes that the restriction be eliminated.

         MANAGEMENT OWNERSHIP OF SECURITIES

     The Fund's current fundamental investment restriction prohibits the Fund from investing in companies in which certain affiliated persons of the Fund have an ownership interest. This restriction was based on state law provisions that have been pre-empted by NSMIA. In addition, the 1940 Act provisions addressing conflicts of interest would continue to apply to the Fund. Therefore, the Board is recommending that the restriction be eliminated.

         INVESTING FOR PURPOSES OF EXERCISING CONTROL

     The 1940 Act does not require, and applicable state law no longer requires, that the Fund adopt a fundamental investment restriction prohibiting it from investing in any company for the purpose of exercising control or management. Even though the Fund is a non-diversified investment company, it is still subject to certain limitations under the federal tax code with respect to how much of a single issuer's securities it may acquire. As a result, the Board is recommending that this restriction be eliminated.

         PURCHASING SECURITIES ON MARGIN AND ENGAGING IN SHORT SALES

     The 1940 Act does not require the Fund to adopt a fundamental investment restriction regarding purchasing on margin or engaging in short sales, except to the extent that these transactions may result in the creation of senior securities (as described more fully in Sub-Proposal 3d above). The Fund's current fundamental investment restrictions prohibit the Fund from purchasing securities on margin (except for margin payments in connection with futures, options and currency transactions) or engaging in short sales of securities.

     Current 1940 Act provisions on issuing senior securities, engaging in short sales and purchasing on margin, together with the proposed fundamental investment restriction on senior securities, will limit the ability of the Fund to purchase securities on margin and engage in short sales. Therefore, the Investment Manager does not anticipate that deleting the current restrictions will result in additional material risk to the Fund at this time.

         THREE YEARS OF CONTINUOUS OPERATION

     The Fund's current fundamental investment restriction relating to investments in newer companies limits the Fund's ability to invest more than 5% of the value of its total assets in securities of issuers which have been in continuous operation less than three years. This restriction was based upon state securities laws, which have been pre-empted by NSMIA. Therefore, the Board proposes that the restriction be eliminated.

         UNLISTED FOREIGN SECURITIES AND RESTRICTED SECURITIES

     The fundamental investment restriction on unlisted foreign securities and restricted securities limits the Fund from investing more than 15% of its total assets in securities of foreign issuers that are not listed on a recognized U.S. or foreign securities exchange. To the extent that unlisted foreign securities are not readily marketable at a price that is approximately equal to the value placed on such assets by the Fund, these types of securities may be considered illiquid. The Fund remains subject to the limitations imposed by the SEC Staff on an open-end fund's ability to invest in illiquid securities, which is currently limited to 15% of its net assets. As a result of the proposed elimination of the Fund's current investment restrictions that relate to restricted and illiquid securities, the Board has adopted the non-fundamental Illiquid Securities Restriction. Thus, the Fund is already prohibited from investing more than 15% of its net assets in illiquid securities, including foreign securities that are not readily marketable.

     The Fund's current fundamental investment restriction also limits the Fund's ability to invest in restricted securities to no more than 10% of the Fund's total assets. With some exceptions, restricted securities generally include securities that have not been registered under the Securities Act of 1933, as amended, and therefore may only be resold to certain institutional investors under certain circumstances, and securities that are subject to other contractual restrictions on resale. To the extent that a restricted security is not readily marketable, such a security may also be considered illiquid. The Fund's current fundamental investment restriction on restricted securities was based upon state law restrictions on the purchase of unregistered securities, as well as an SEC Staff position relating to illiquid securities. The state law provision has been pre-empted by NSMIA and the SEC Staff, which does not require investment companies to adopt the position as a fundamental restriction, has subsequently amended its position to permit investment companies to invest up to 15% of their net assets in illiquid securities.

     As described above, the Board has adopted the Illiquid Securities Restriction in recognition of the SEC Staff position and, therefore, is recommending that the current fundamental investment restriction on unlisted foreign securities and restricted securities be eliminated. The Board also has eliminated a related non-fundamental investment restriction that limited the Fund to investing no more than 10% of its total assets in securities that may not be resold without registration and securities which are not otherwise readily marketable, with a maximum of 5% in restricted securities.

         JOINT TRADING ACCOUNTS

     The Fund's fundamental investment restriction relating to joint trading accounts prohibits the Fund's participation on a joint or a joint and several basis in such an account. Because Section 12(a)(2) of the 1940 Act prohibits a mutual fund from participating in a joint trading account unless allowed by rule or exemptive order, the current fundamental restriction is unnecessary. Therefore, the Board is recommending that the restriction be eliminated.

         WARRANTS

     The Fund's fundamental investment restriction relating to warrants limits the Fund's investments in warrants to 5% of its net assets whether or not the warrant is listed on the New York Stock Exchange or the American Stock Exchange, including no more than 2% of its net assets which may be invested in warrants that are not listed on those exchanges. A warrant entitles an investor to purchase a specified amount of stock at a specified price and is effective for a period of time normally ranging from a number of years to perpetuity. The Fund's fundamental investment restriction on warrants was based on state securities laws that have since been pre-empted by NSMIA. Accordingly, the Board proposes that the restriction be eliminated.

     WHAT ARE THE RISKS, IF ANY, IN ELIMINATING THE RESTRICTIONS?

     The Board does not anticipate that eliminating the Restrictions will result in any additional material risk to the Fund at this time. If this Proposal 4 is approved, the Fund's ability to invest in these nine areas will continue to be subject to the limitations of the 1940 Act, or any rule, SEC Staff interpretation, or exemptive orders granted under the 1940 Act. Moreover, the Fund does not currently intend to change its present investment practices as a result of eliminating the Restrictions.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                         THAT YOU VOTE "FOR" PROPOSAL 4

INFORMATION ABOUT THE FUND

     THE INVESTMENT MANAGER. The Investment Manager of the Fund is Franklin Advisers, Inc., One Franklin Parkway, San Mateo, CA 94403-1906. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is a wholly owned subsidiary of Resources.

     THE ADMINISTRATOR. The administrator of the Fund is Franklin Templeton Services, LLC ("FT Services"), with offices at One Franklin Parkway, San Mateo, California 94403-1906. FT Services is an indirect, wholly owned subsidiary of Resources and an affiliate of the Fund's principal underwriter. Pursuant to an administration agreement, FT Services provides certain administrative functions for the Fund.

     THE UNDERWRITER. The underwriter for the Fund is Franklin Templeton Distributors, Inc., One Franklin Parkway, San Mateo, California 94403-1906.

     THE TRANSFER AGENT. The transfer agent and dividend-paying agent for the Fund is Franklin Templeton Investor Services, LLC, 100 Fountain Parkway, St. Petersburg, Florida 33716-1205.

     THE CUSTODIAN. The custodian for the Fund is JPMorgan Chase Bank, MetroTech Center, Brooklyn, New York 11245.

     OTHER MATTERS. The Fund's last audited financial statements and annual report, dated August 31, 2002, and its most recent semi-annual report, dated February 28, 2003, are available free of charge. It is anticipated that the Fund's audited financial statements and annual report dated August 31, 2003 will be available free of charge in late October, 2003. To obtain a copy of any of these reports, please call 1-800/DIAL BEN(R) (1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

     SHAREHOLDERS SHARING THE SAME ADDRESS. If two or more shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this proxy statement to a shareholder at a shared address. Please call [1-800/DIAL BEN(R) (1-800-342-5236)] or forward a written request to [Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030] if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.


     PRINCIPAL SHAREHOLDERS. As of September 17, 2003, the Fund had total net assets of $[____________] and a total of [____________] shares of beneficial interest, $0.01 par value ("shares"), outstanding divided among three separate classes of shares as follows: [____________] Class A shares, [____________] Class C shares and [____________] Advisor Class shares.

         From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of September 17, 2003, the only other entities owning beneficially more than 5% of the outstanding shares of any class of the Fund were:

                                                               PERCENTAGE OF
                                                                OUTSTANDING
                                    AMOUNT AND NATURE OF        SHARES OF
NAME AND ADDRESS     SHARE CLASS    BENEFICIAL OWNERSHIP       THE CLASS (%)
-------------------------------------------------------------------------------





[(1) Charles B. Johnson, who is Chairman of the Board, Trustee and an officer of the Trust, and Rupert H. Johnson, Jr., Harmon E. Burns and Martin L. Flanagan, who are officers of the Trust, serve on the administrative committee of the Franklin Templeton Profit Sharing and 401(k) Plan, which owns shares of the Fund. In that capacity, they participate in the voting of such shares. Charles
B. Johnson, Rupert H. Johnson, Jr., Harmon E. Burns and Martin L. Flanagan disclaim beneficial ownership of any shares of the Fund owned by the Franklin Templeton Profit Sharing and 401(k) Plan. Charles B. Johnson and Rupert H. Johnson, Jr., may be considered beneficial holders of the Fund shares held by the Investment Manager. As principal shareholders of Resources, they may be able to control the voting of the Investment Manager's shares of the Fund.]

     In addition, to the knowledge of the Trust management, as of September 17, 2003, the Trustees and officers of the Trust, as a group, owned of record and beneficially [____]% of the Fund's [Advisor] Class shares and less than 1% of the outstanding shares of the Fund in the aggregate and of any other class of the Fund.

AUDIT COMMITTEE

     AUDIT COMMITTEE AND INDEPENDENT AUDITORS. The Fund's Audit Committee is responsible for the selection of the Fund's independent auditors, including evaluating their independence and meeting with such auditors to consider and review matters relating to the Fund's financial reports and internal accounting. The Audit Committee also reviews the maintenance of the Funds' records and the safekeeping arrangements of the Funds' custodian. The Audit Committee consists of Andrew H. Hines, Jr. and Fred R. Millsaps (Chairman), who are Independent Trustees. The Audit Committee and the Board selected the firm of PricewaterhouseCoopers LLP ("PwC") as independent auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

     AUDIT FEES. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund's annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $[____________] for the fiscal year ended August 31, 2003 and $[____________] for the fiscal year ended August 31, 2002.

     AUDIT-RELATED FEES. The aggregate fees paid to PwC for assurance and related services by PwC that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under "Audit Fees" above were $[____________] for the fiscal year ended August 31, 2003 and $[____________] for the fiscal year ended August 31, 2002. The services for which these fees ________ were paid included [the review of semi-annual reports to shareholders].

     [In addition, the Audit Committee pre-approved PwC's engagements for audit-related services with the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements related directly to the operations and financial reporting of the Fund. The fees for these services were $[____________] for the fiscal year ended August 31, 2003 and $[____________] for the fiscal year ended August 31, 2002.] [None of the above services were provided pursuant to the DE MINIMIS exception of the auditor independence standards.]

     TAX FEES. The aggregate fees paid to PwC for professional services rendered by PwC for tax compliance, tax advice and tax planning were $[____________] for the fiscal year ended August 31, 2003 and $[____________] for the fiscal year ended August 31, 2002. The services for which these fees were paid included [________________________________________________].

     [In addition, the Audit Committee pre-approved PwC's engagements for tax services with the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements related directly to the operations and financial reporting of the Fund. The fees for these services were $[____________] for the fiscal year ended August 31, 2003 and $[____________]
for the fiscal year ended August 31, 2002.] [None of the above services were provided pursuant to the DE MINIMIS exception of the auditor independence standards.]

     ALL OTHER FEES. The aggregate fees billed for products and services provided by PwC, other than the services reported above, were $[____________] for the fiscal year ended August 31, 2003 and $[____________] for the fiscal year ended August 31, 2002. The services for which these fees were paid included [_________________________________________________________].

     [In addition, the Audit Committee pre-approved PwC's engagements for other services with the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements related directly to the operations and financial reporting of the Fund. The fees for these services were $[____________] for the fiscal year ended August 31, 2003 and $[____________]
for the fiscal year ended August 31, 2002.] [None of the above services were provided pursuant to the DE MINIMIS exception of the auditor independence standards.]

     AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. [As of the date of this proxy statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all services provided by PwC must be directly pre-approved by the Audit Committee.]

     AGGREGATE NON-AUDIT FEES. The aggregate non-audit fees billed by PwC for services rendered to the Fund, to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund were $[____________] for the fiscal year ended August 31, 2003 and $[____________] for the fiscal year ended August 31, 2002. The Audit Committee has determined that the provision of non-audit services to the Investment Manager, and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund, that were not pre-approved by the Audit Committee is compatible with maintaining the independence of PwC.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

     SOLICITATION OF PROXIES. Your vote is being solicited by the Board of Trustees of the Trust. The cost of soliciting proxies, including the fees of a proxy soliciting agent, will be shared [one-quarter by the Investment Manager and three-quarters] by the Trust. The Trust reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. [The Trust has engaged _______________________ to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost of approximately [$___________] to [$___________], including out-of-pocket expenses.] The Trust expects that the solicitation will be primarily by mail, but also may include telephone, telecopy or oral solicitations. If the Trust does not receive your proxy by a certain time, you may receive a telephone call from [_______________________] asking you to vote. The Trust does not reimburse Trustees and officers of the Trust or regular employees and agents of the Investment Manager involved in the solicitation of proxies.

     VOTING BY BROKER DEALERS. The Trust expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers. If these instructions are not received by the date specified in the broker-dealer firms' or such depositories' proxy solicitation materials, the Trust understands that the broker-dealers may vote on Proposal 1 on behalf of their customers. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

     QUORUM. A majority of the outstanding shares of the Trust - present in person or represented by proxy - constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item, will all be counted as shares present for purposes of determining whether the required quorum of shares exists.

     METHODS OF TABULATION. Proposal 1, the election of Trustees, requires the affirmative vote of the holders of a plurality of the Trust's shares present and voting at the Meeting. Proposal 2, to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust, requires the affirmative vote of a majority of the Trust's outstanding shares. Proposal 3, to approve amendments to certain of the Fund's fundamental investment restrictions (including seven (7) Sub-Proposals), and Proposal 4, to approve the elimination of certain of the Fund's fundamental investment restrictions, each require the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund; or (ii) 67% or more of the outstanding shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy.

     Abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on Proposal 1, which requires a plurality of the Fund's shares present and voting, but will have the same effect as a vote "against" Proposal 2, Sub-Proposals 3a-3g, and Proposal 4.

     ADJOURNMENT. In the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve a Proposal or Sub-Proposal, the Meeting may be adjourned to permit further solicitation of proxies. The persons designated as proxies may adjourn the Meeting to permit further solicitation of proxies or for other reasons consistent with Massachusetts law and the Fund's Declaration of Trust, as amended, and By-Laws, as amended and restated. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote on questions of adjournment.

     SHAREHOLDER PROPOSALS. Neither the Trust nor the DE Trust is required, and they do not intend, to hold regular annual shareholders' meetings. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next shareholders' meeting should send their written proposals to the offices of the Trust or the DE Trust, as applicable, 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091, so they are received within a reasonable time before any such meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law, and other governing instruments.

     Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust's or the DE Trust's, as applicable, proxy statement or presented at the meeting.

     No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management.

         By Order of the Board of Trustees,

         Barbara J. Green
         Secretary

         Dated: October [], 2003

                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION
                         BETWEEN TEMPLETON INCOME TRUST

                      (A MASSACHUSETTS BUSINESS TRUST) AND
               TEMPLETON INCOME TRUST (A DELAWARE STATUTORY TRUST)

     This Agreement and Plan of Reorganization ("Agreement") is made as of this ___ day of ________, 2003 by and between TEMPLETON INCOME TRUST, a Delaware statutory trust (the "Delaware Trust"), and TEMPLETON INCOME TRUST, a Massachusetts business trust (the "Massachusetts Trust") (the Delaware Trust and the Massachusetts Trust are hereinafter collectively referred to as the "parties").

     In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

     1. PLAN OF REORGANIZATION.

     (a) Upon satisfaction of the conditions precedent described in Section 3 hereof, the Massachusetts Trust, on behalf of its sole series of shares designated as Templeton Global Bond Fund (the "Fund"), will convey, transfer and deliver to the Delaware Trust, on behalf of its Templeton Global Bond Fund (the "New Fund"), at the closing provided for in Section 2 (hereinafter referred to as the "Closing") all of the Massachusetts Trust's then-existing assets, including the assets of the Fund (the "Assets"). In consideration thereof, the Delaware Trust, on behalf of the New Fund, agrees at the Closing (i) to assume and pay when due, all obligations and liabilities of the Fund, existing on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with this Agreement, which fees and expenses shall, in turn, include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any (collectively, the "Liabilities"), such Liabilities to become the obligations and liabilities of the New Fund; and (ii) to deliver to the Massachusetts Trust, on behalf of the Fund, in accordance with paragraph (b) of this Section 1, full and fractional shares of each class of shares of beneficial interest, without par value, of the New Fund, equal in number to the number of full and fractional shares of the corresponding class of shares of beneficial interest, $.01 par value per share, of the Fund 's shares outstanding at the close of regular trading on the [New York Stock Exchange, Inc. ("]NYSE[")] on the business day immediately preceding the Effective Date of the Reorganization. The reorganization contemplated hereby is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended ("Code"). The Massachusetts Trust, on behalf of the Fund, shall distribute to the Fund's shareholders the shares of the New Fund in accordance with this Agreement and the resolutions of the Board of Trustees of the Massachusetts Trust (the "Massachusetts Board of Trustees") authorizing the transactions contemplated by this Agreement.

     (b) In order to effect the delivery of shares described in Section 1(a)(ii) hereof, the Delaware Trust will establish an open account for each shareholder of the Fund and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of beneficial interest, without par value, of the appropriate class of the New Fund equal to the number of full and fractional shares of beneficial interest such shareholder holds in the corresponding class of the Fund at the close of regular trading on the [NYSE] on the business day immediately preceding the Effective Date of the Reorganization. Fractional shares of the New Fund will be carried to the third decimal place. At the close of regular trading on the NYSE on the business day immediately preceding the Effective Date of the Reorganization, the net asset value per share of each class of shares of the New Fund shall be deemed to be the same as the net asset value per share of each corresponding class of shares of the Fund. On the Effective Date of the Reorganization, each certificate representing shares of a class of the Fund will be deemed to represent the same number of shares of the corresponding class of the New Fund. Simultaneously with the crediting of the shares of the New Fund to the shareholders of record of the Fund, the shares of the Fund held by such shareholders shall be cancelled. Each shareholder of the Fund will have the right to deliver their share certificates of the Fund to the Delaware Trust in exchange for share certificates of the New Fund. However, a shareholder need not deliver such certificates to the Delaware Trust unless the shareholder so desires.

     (c) As soon as practicable after the Effective Date of the Reorganization, the Massachusetts Trust shall take all necessary steps under Massachusetts law to effect a complete dissolution of the Massachusetts Trust.

     (d) The expenses of entering into and carrying out this Agreement will be borne by the Massachusetts Trust to the extent not paid by its investment manager.

     2. CLOSING AND EFFECTIVE DATE OF THE REORGANIZATION.

     The Closing shall consist of (i) the conveyance, transfer and delivery of the Assets to the Delaware Trust, on behalf of the New Fund, in exchange for the assumption and payment, when due, by the Delaware Trust, on behalf of the New Fund, of the Liabilities of the Fund; and (ii) the issuance and delivery of the New Fund's shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions. The Closing shall occur either on (a) the business day immediately following the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Massachusetts Trust at which this Agreement is considered and approved, or
(b) such later date as the parties may mutually agree ("Effective Date of the Reorganization").

     3. CONDITIONS PRECEDENT.

     The obligations of the Massachusetts Trust and the Delaware Trust to effectuate the transactions hereunder shall be subject to the satisfaction of each of the following conditions:

     (a) Such authority and orders from the U.S. Securities and Exchange Commission (the "Commission") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

     (b) (i) One or more post-effective amendments to the Massachusetts Trust's Registration Statement on Form N-1A ("Registration Statement") under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended ("1940 Act"), containing such amendments to such Registration Statement as are determined under the supervision of the Massachusetts Board of Trustees to be necessary and appropriate as a result of this Agreement, shall have been filed with the Commission; (ii) the Delaware Trust shall have adopted as its own such Registration Statement, as so amended; (iii) the most recent post-effective amendment or amendments to the Massachusetts Trust's Registration Statement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop order, proceeding or threatened proceeding which shall have been withdrawn or terminated); and (iv) an amendment of the Form N-8A Notification of Registration filed pursuant to Section 8(a) of the 1940 Act ("Form N-8A") reflecting the change in legal form of the Massachusetts Trust to a Delaware statutory trust shall have been filed with the Commission and the Delaware Trust shall have expressly adopted such amended Form N-8A as its own for purposes of the 1940 Act;

     (c) Each party shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, to the effect that, assuming the reorganization contemplated hereby is carried out in accordance with this Agreement, the laws of the State of Delaware and the Commonwealth of Massachusetts, and in accordance with customary representations provided by the parties in a certificate(s) delivered to Stradley, Ronon, Stevens & Young, LLP, the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Massachusetts Trust, the Delaware Trust or the shareholders of the Massachusetts Trust or the Delaware Trust;

     (d) The Massachusetts Trust shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the Massachusetts Trust, to the effect that (i) the Delaware Trust is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware; (ii) this Agreement and the transactions contemplated thereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite action of the Delaware Trust and this Agreement has been duly executed and delivered by the Delaware Trust and is a legal, valid and binding agreement of the Delaware Trust in accordance with its terms; and (iii) the shares of the Delaware Trust to be issued in the reorganization have been duly authorized and, upon issuance thereof in accordance with this Agreement, will have been validly issued and fully paid and will be nonassessable by the Delaware Trust;

     (e) The Delaware Trust shall have received the opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the Delaware Trust, to the effect that: (i) the Massachusetts Trust is organized and validly existing under the laws of the Commonwealth of Massachusetts; (ii) the Massachusetts Trust is an open-end investment company of the management type registered under the 1940 Act; and (iii) this Agreement and the transactions contemplated hereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite action of the Massachusetts Trust and this Agreement has been duly executed and delivered by the Massachusetts Trust and is a legal, valid and binding agreement of the Massachusetts Trust in accordance with its terms;

     (f) The shares of the New Fund are eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Fund are currently eligible for offering to the public so as to permit the issuance and delivery by the Delaware Trust, on behalf of the New Fund, of the shares contemplated by this Agreement to be consummated;

     (g) This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the appropriate action of the Massachusetts Board of Trustees and the shareholders of the Massachusetts Trust;

     (h) The shareholders of the Massachusetts Trust shall have voted to direct the Massachusetts Trust to vote, and the Massachusetts Trust shall have voted, as sole shareholder of each class of the New Fund, to:

          (1) Elect as Trustees of the Trust the following individuals: Harris
J. Ashton, Nicholas F. Brady, Frank J. Crothers, S. Joseph Fortunato, Edith E. Holiday, Charles B. Johnson, Rupert H. Johnson, Jr., Betty P. Krahmer, Gordon S. Macklin, Fred R. Millsaps, Frank A. Olson, and Constantine D. Tseretopoulos; and

          (2) Approve an Investment Management Agreement between Franklin Advisers, Inc. ("FAI") and the Delaware Trust, on behalf of the New Fund, which is substantially identical to the then-current Investment Management Agreement between FAI and the Massachusetts Trust, on behalf of the Fund;

     (i) The Trustees of the Delaware Trust shall have duly adopted and approved this Agreement and the transactions contemplated hereby and shall have taken the following actions at a meeting duly called for such purposes:

          (1) Approval of the Investment Management Agreement described in paragraph (h)(2) of this Section 3 hereof between FAI and the Delaware Trust, on behalf of the New Fund;

          (2) Approval of the assignment to the Delaware Trust, on behalf of the New Fund, of the Custody Agreement dated September 15, 1986, as amended, (the "Custody Agreement"), between The Chase Manhattan Bank, N.A. (now JP Morgan Chase Bank) and the Massachusetts Trust, on behalf of the Fund;

          (3) Selection of PricewaterhouseCoopers LLP as the Delaware Trust's independent auditors for the fiscal year ending August 31, 2004;

          (4) Approval of an Administration Agreement between the Delaware Trust, on behalf of the New Fund, and Franklin Templeton Services, LLC;

          (5) Approval of a Distribution Agreement between the Delaware Trust, on behalf of the New Fund, and Franklin/Templeton Distributors, Inc.;

          (6) Approval of a Form of Dealer Agreement between the Delaware Trust, on behalf of the New Fund, and Franklin/Templeton Distributors, Inc. and securities dealers dated March 1, 1998, including the Amendment to the Form of Dealer Agreement, dated May 15, 1998;

          (7) Approval of the following Distribution Plans by the Delaware Trust, on behalf of the New Fund, pursuant to Rule 12b-1 under the 1940 Act: (i) Class A Distribution Plan pursuant to Rule 12b-1; (ii) Class C Distribution Plan pursuant to Rule 12b-1; and (iii) Multiple Class Plan pursuant to Rule 18f-3;

          (8) Approval of a Transfer Agency Agreement between the Delaware Trust, on behalf of the New Fund, and Franklin Templeton Investor Services, LLC;

          (9) [Approval of the assignment to the Delaware Trust, on behalf of New Fund, of the Sub-Transfer Agent Services Agreement between Templeton Funds Trust Company, The Shareholder Services Group, Inc. and the Massachusetts Trust, on behalf of the Fund.]

          (10) Authorization of the issuance by the Delaware Trust, on behalf of the New Fund, prior to the Effective Date of the Reorganization, of one share of each class of shares of beneficial interest of the New Fund to the Massachusetts Trust, on behalf of the Fund, in consideration for the payment of $1.00 for each such share for the purpose of enabling the Massachusetts Trust to vote on the matters referred to in paragraph (h) of this Section 3 hereof;

          (11)  Submission  of the matters  referred to in paragraph (h) of this
Section 3 to the Massachusetts Trust as sole shareholder of each class of the New Fund; and

          (12) Authorization of the issuance and delivery by the Delaware Trust, on behalf of the New Fund, of shares of the New Fund on the Effective Date of the Reorganization and the assumption by the Delaware Trust, on behalf of the New Fund, of the Liabilities of the Fund in exchange for the Assets of the Fund pursuant to the terms and provisions of this Agreement.

     At any time prior to the Closing, any of the foregoing conditions may be waived or amended, or any additional terms and conditions may be fixed, by the Massachusetts Board of Trustees, if, in the judgment of such Board, such waiver, amendment, term or condition will not affect in a materially adverse way the benefits intended to be accorded the shareholders of the Massachusetts Trust under this Agreement.

     4. DISSOLUTION OF THE MASSACHUSETTS TRUST.

     Promptly following the consummation of the distribution of the New Fund shares to holders of the Fund shares under this Agreement, the officers of the Massachusetts Trust shall take all steps necessary under Massachusetts law to effect its dissolution as a business trust, including publication of any necessary notices to creditors, receipt of any necessary pre-dissolution clearances from the Commonwealth of Massachusetts, and filing for record with the Secretary of the Commonwealth of Massachusetts of the termination of the Trust.

     5. TERMINATION.

     The Massachusetts Board of Trustees may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Fund, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

     6. ENTIRE AGREEMENT.

     This Agreement embodies the entire agreement between the parties hereto and there are no agreements, understandings, restrictions or warranties among the parties hereto other than those set forth herein or herein provided for.

     7. FURTHER ASSURANCES.

     The  Massachusetts  Trust and the  Delaware  Trust shall take such  further
action  as  may  be  necessary  or  desirable  and  proper  to  consummate   the
transactions contemplated hereby.

     8. COUNTERPARTS.

     This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     9. GOVERNING LAW.

     This Agreement and the transactions contemplated hereby shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

     IN WITNESS WHEREOF, the Delaware Trust and the Massachusetts Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its Chairman, President or a Vice President and attested by its Secretary or an Assistant Secretary, all as of the day and year first-above written.

                                            TEMPLETON INCOME TRUST
                                            (a Massachusetts business trust)


Attest:



By /s/___________________________________   By /s/_____________________________
     Name:                                         Name:
     Title:                                        Title:


                                             TEMPLETON INCOME TRUST
                                             (a Delaware statutory trust)

Attest:



By /s/___________________________________   By /s/_____________________________
     Name:                                        Name:
     Title:                                       Title:

                                    EXHIBIT B

                A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW

                                A COMPARISON OF:

                 THE LAW GOVERNING DELAWARE STATUTORY TRUSTS AND
         THE CHARTER DOCUMENTS OF TEMPLETON INCOME TRUST UNDER SUCH LAW

                                      WITH

               THE LAW GOVERNING MASSACHUSETTS BUSINESS TRUSTS AND
         THE CHARTER DOCUMENTS OF TEMPLETON INCOME TRUST UNDER SUCH LAW



                          DELAWARE STATUTORY TRUST                               MASSACHUSETTS BUSINESS TRUST
-----------------------------------------------------------------------------------------------------------------------------------
GOVERNING             A Delaware statutory trust (a "DST") is formed by a       A Massachusetts business trust (an "MBT") is
DOCUMENTS/            governing instrument and the filing of a certificate      created by filing a declaration of trust with the
GOVERNING BODY        of trust with the Delaware Secretary of State             Secretary of State of Massachusetts and with the
                      ("Secretary of State"). The Delaware law governing a      clerk of every city or town in Massachusetts where
                      DST is referred to in this analysis as the "Delaware      the MBT has a usual place of business.
                      Act."

                      A DST is an unincorporated association organized under    An MBT is an unincorporated association organized
                      the Delaware Act whose operations are governed by its     under the Massachusetts statute governing voluntary
                      governing instrument (which may (the consist of one or    associations and certain trusts "Massachusetts
                      more instruments). Its business and affairs are managed   Statute") and is considered to be a hybrid, having
                      by or under the direction of one or more trustees.        characteristics of both corporations and common law
                                                                                trusts. An MBT's operations are governed by a
                                                                                declaration of trust and by-laws. The business and
                                                                                affairs of an MBT are managed by or under the
                                                                                direction of one or more trustees.

                      If a DST is, becomes, or will become prior to or          MBTs are also granted a significant amount of
                      within 180 days following its first issuance of           organizational and operational flexibility.  The
                      beneficial interests, a registered investment             Massachusetts Statute is silent on most of the
                      company under the Investment Company Act of 1940,         salient features of MBTs, thereby allowing the
                      as amended (the "1940 Act"), such DST is not              trustees of the MBT to freely structure the MBT.
                      required to have a trustee who is a resident of           The Massachusetts Statute does not specify what
                      Delaware or who has a principal place of business         information must be contained in the declaration
                      in Delaware provided that notice that the DST is          of trust, nor does it require a registered officer
                      or will become an investment company is set forth         or agent for service of process, provided at least
                      in the DST's certificate of trust and the DST has         one trustee lists his or her address as a
                      a registered office and a registered agent for            Massachusetts address.  Otherwise, the declaration
                      service of process in Delaware.                           of trust must include the name and address of a
                                                                                resident agent.

                      The governing instrument for the DST, Templeton Income    The governing instrument for the MBT, Templeton
                      Trust (the "Delaware Trust"), is comprised of an agree-   Income Trust (the "Massachusetts Trust"), is
                      ment and declaration of trust ("Declaration") and by-     comprised of a declaration of trust, as amended
                      laws ("By-Laws"). The Delaware Trust's governing body     to date ("MA Declaration"), and amended and
                      is a board of trustees (the "board" or "board of          restated by-laws ("MA By-Laws"). The
                      trustees" or collectively, the "trustees").               Massachusetts Trust's governing body is comprised
                                                                                of trustees.

                      Each trustee of the Delaware Trust shall hold office      Except in the event of the resignation or removal
                      for the lifetime of the Delaware Trust or until such      of a trustee, each trustee of the Massachusetts
                      trustee's earlier death, resignation, removal or          Trust shall hold office for the lifetime of the
                      inability otherwise to serve, or, if sooner than any      Massachusetts Trust or, if earlier, until the next
                      such events, until the next meeting of shareholders       meeting of shareholders called for the purpose of
                      called for the purpose of electing trustees or consent    electing trustees or consent of shareholders in
                      of shareholders in lieu thereof for the election of       lieu thereof for the election of trustees and until
                      trustees, and until the election and qualification of     the election and qualification of his or her
                      his or her successor.                                     successor.

DESIGNATION OF        Under the Delaware Act, the ownership interests in        Under the Massachusetts Statute, the ownership
OWNERSHIP             a DST are denominated as "beneficial interests" and       interests in an MBT are denominated as "beneficial
INTERESTS             are  held by "beneficial owners." However, there is       interests" and are held by "beneficial owners."
                      flexibility as to how a governing instrument refers to    However, there is flexibility as to how a
                      "beneficial interests" and "beneficial owners" and        governing instrument refers to "beneficial
                      the governing instrument may identify "beneficial         interests" and "beneficial owners" and the
                      interests" and "beneficial owners" as "shares" and        governing instrument may identify "beneficial
                      "shareholders," respectively.                             interests" and "beneficial owners" as "shares" and
                                                                                "shareholders," respectively.

                      The Delaware Trust's beneficial interests, without        The Massachusetts Trust's units of beneficial
                      par value, are designated as "shares" and its             interests, par value $0.01 per unit, are
                      beneficial owners are designated as "shareholders."       designated as "shares" and its beneficial owners
                      This analysis will use  the "share" and "shareholders"    are designated as "shareholders." This analysis
                      terminology.                                              will use the "share" and "shareholder" terminology.

SERIES AND CLASSES    Under the Delaware Act, the governing instrument          The Massachusetts Statute does not prohibit an MBT
                      may provide for classes, groups or series of              from issuing one or more series or classes of
                      shares, shareholders or trustees, having such             beneficial interest.  The Massachusetts Statute is
                      relative rights, powers and duties as set forth in        largely silent as to any requirements for the
                      the governing instrument.  Such series, classes or        creation of such series or classes, although the
                      groups may be described in the DST's governing            trust documents creating an MBT may provide
                      instrument or in resolutions adopted by its               methods or authority to create such series or
                      trustees.  No state filing is necessary and,              classes without seeking shareholder approval.
                      unless required by the governing instrument,
                      shareholder approval is not needed.  Except to the
                      extent otherwise provided in the governing
                      instrument of a DST, where the DST is a registered
                      investment company under the 1940 Act, any class,
                      group or series of shares established by the
                      governing instrument shall be a class, group or
                      series preferred as to distributions or dividends
                      over all other classes, groups or series with
                      respect to assets specifically allocated to such
                      class, group or series as contemplated by Section
                      18 (or any amendment or successor provision) of
                      the 1940 Act and any regulations issued
                      thereunder.
                                                                                The MA Declaration authorizes an unlimited number
                      The Declaration authorizes the board of trustees          of shares, which the trustees may divide into
                      to divide the Delaware Trust's shares into                separate series and classes.  Variations in the
                      separate and distinct series and to divide a              relative rights and preferences between the
                      series into separate classes of shares as                 different series and classes shall be fixed and
                      permitted by the Delaware Act.  Such series and           determined by the trustees; provided, that all
                      classes will have the rights, powers and duties           shares shall be identical except that there may be
                      set forth in the Declaration unless otherwise             variations so fixed and determined between
                      provided in resolutions of the board with respect         different series as to investment objective,
                      to such series or class. The board of trustees may        purchase price, allocation of expenses, right of
                      classify or reclassify any unissued shares or any         redemption, special and relative rights as to
                      shares of the Delaware Trust or any series or             dividends and on liquidation, conversion rights,
                      class, that were previously issued and are                and conditions under which the several series
                      reacquired, into one or more series or classes            shall have separate voting rights.  Each
                      that may be established and designated from time          shareholder of a series shall be entitled to
                      to time.                                                  receive his or her pro rata share of distributions
                                                                                of income and capital gains made with respect to
                      The Declaration provides that the establishment           such series.  Shares do not entitle the holder to
                      and designation of any series or class shall be           preference, preemptive, appraisal, conversion or
                      effective, without the requirement of shareholder         exchange rights, except as the trustees may
                      approval, upon the adoption of a resolution by not        determine with respect to any series.  The
                      less than a majority of the then board of                 trustees may reallocate assets and expenses or
                      trustees, which resolution shall set forth such           change the designation of any series or any class,
                      establishment and designation and may provide, to         or otherwise change the special and relative
                      the extent permitted by the Delaware Act, for             rights of any series or any class, provided that
                      rights, powers and duties of such series or class         such change shall not adversely affect the rights
                      (including variations in the relative rights and          of the shareholders of such series or class.
                      preferences as between the different series and
                      classes) otherwise than as provided in the                The MA Declaration provides that shares of each
                      Declaration.  The board of trustees has approved          class may vary between themselves as to rights of
                      resolutions that provide the shareholders of each         redemption and conversion rights, as may be
                      series and class of the Delaware Trust with the           approved by the trustees and set forth in the
                      same conversion rights, and subject to the same           then-current prospectus of such class(es).  (The
                      conditions of conversion, as the shareholders of          Massachusetts Trust's current prospectuses,
                      the corresponding series and class of the                 however, do not provide for the automatic
                      Massachusetts Trust.                                      conversion of one class of shares into another
                                                                                class of shares.)

                      ASSETS AND LIABILITIES                                    ASSETS AND LIABILITIES
                      The Declaration also provides that each series of         The MA Declaration also provides that liabilities,
                      the Delaware Trust shall be separate and distinct         expenses, costs, charges and reserves related to
                      from any other series of the Delaware Trust, shall        the distribution of, and other expenses that
                      maintain separate and distinct records on the             should properly be allocated to, the shares of a
                      books of the Delaware Trust, and shall hold and           particular class may be charged to and borne
                      account for the assets and liabilities belonging          solely by such class.  The bearing of expenses
                      to any such series separately from the assets and         solely by a class may be appropriately reflected
                      liabilities of the Delaware Trust or any other            in (in a manner determined by the trustees), and
                      series.  Each class of a series shall be separate         cause differences in, the net asset value
                      and distinct from any other class of the series.          attributable to, and the dividend, redemption and
                      If any assets or liabilities which are not readily        liquidation rights of, the shares of different
                      identifiable as assets or liabilities of a                classes.  Each allocation of liabilities,
                      particular series, then the board of trustees, or         expenses, costs, charges and reserves by the
                      an appropriate officer as determined by the board         trustees shall be conclusive and binding upon the
                      of trustees, shall allocate such assets or                shareholders of all classes for all purposes.
                      liabilities to, between or among any one or more
                      of the series in such manner and on such basis as
                      the board of trustees, in its sole discretion,
                      deems fair and equitable.  Each such allocation by
                      or under the direction of the board of trustees
                      shall be conclusive and binding upon the
                      shareholders of all series for all purposes.
                      Liabilities, debts, obligations, costs, charges,
                      reserves and expenses related to the distribution
                      of, and other identified expenses that should
                      properly be allocated to, the shares of a
                      particular class may be charged to and borne
                      solely by such class.  The bearing of expenses
                      solely by a particular class of shares may be
                      appropriately reflected in (in a manner determined
                      by the board of trustees), and may affect the net
                      asset value attributable to, and the dividend,
                      redemption and liquidation rights of, such class.
                      Each allocation of liabilities, debts,
                      obligations, costs, charges, reserves and expenses
                      by or under the direction of the board of trustees
                      shall be conclusive and binding upon the
                      shareholders of all classes for all purposes.

                      DIVIDENDS AND DISTRIBUTIONS                               DIVIDENDS AND DISTRIBUTIONS
                      The Declaration provides that no dividend or              The MA Declaration provides that the trustees
                      distribution including, without limitation, any           shall from time to time distribute ratably among
                      distribution paid upon dissolution of the Delaware        the shareholders of a series such proportion of
                      Trust or of any series, nor any redemption of, the        the net profits, surplus (including paid-in
                      shares of any series or class of such series shall        surplus), capital, or assets of such series held
                      be effected by the Delaware Trust other than from         by the trustees as they deem proper.  Such
                      the assets held with respect to such series, nor,         distributions may be made in cash or property, and
                      except as specifically provided in the                    the trustees may distribute ratably among the
                      Declaration, shall any shareholder of any                 shareholders additional shares of such series
                      particular series otherwise have any right or             issuable pursuant to the MA Declaration in such
                      claim against the assets held with respect to any         manner, at such times, and on such terms as the
                      other series or the Delaware Trust generally              trustees deem proper.  The trustees may retain
                      except, in the case of a right or claim against           from the net profits such amount as they deem
                      the assets held with respect to any other series,         necessary to pay the debts or expenses of the
                      to the extent that such shareholder has such a            series or to meet obligations of the series, or as
                      right or claim under the Declaration as a                 they deem desirable to use in the conduct of its
                      shareholder of such other series.  The                    affairs or to retain for future requirements or
                      shareholders of the Delaware Trust or any series          extensions of the business.  The trustees may, in
                      or class, if any, shall be entitled to receive            their discretion, distribute for any fiscal year
                      dividends and distributions when, if and as               as ordinary dividends and as capital gains
                      declared by the board of trustees, provided that          distributions, respectively, such additional or
                      with respect to classes, such dividends and               lesser amounts sufficient to enable the
                      distributions shall comply with the 1940 Act.  The        Massachusetts Trust or the series to avoid or
                      right of shareholders to receive dividends or             reduce liability for taxes.
                      other distributions on shares of any class may be
                      set forth in a plan adopted by the board of
                      trustees and amended from time to time pursuant to
                      the 1940 Act.

                      No share shall have any priority or preference over any other share of the same series with respect to dividends or distributions paid in the ordinary course of business or distributions upon dissolution of the Delaware Trust or of such series made pursuant to the provisions of the Declaration; provided however, that if the shares of a series are divided into classes, no share of a particular class shall have any priority or preference over any other share of the same class with respect to dividends or distributions paid in the ordinary course of business or distributions upon dissolution of the Delaware Trust or of such series made pursuant to the provisions of the Declaration. All dividends and distributions shall be made ratably among all shareholders of the Delaware Trust or a particular series from the property of the Delaware Trust held with respect to the Delaware Trust or such series;
                      provided however, that if the shares of a series are divided into classes, all dividends and distributions from the property of the Delaware Trust held with respect to such series shall be distributed to each class of such series according to the net asset value computed for such class and within such particular class, shall be distributed ratably to the shareholders of such class.

                      Dividends may be paid in cash or in kind. Before payment of any dividend there may be set aside out of any funds of the Delaware Trust, or the applicable series, available for dividends such sum or sums as the board of trustees may from time to time, in its absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Delaware Trust, or any series, or for such other lawful purpose as the board of trustees shall deem to be in the best interests of the Delaware Trust, or the applicable series, as the case may be, and the board of trustees may abolish any such reserve in the manner in which it was created.

AMENDMENTS TO         The Delaware Act provides broad flexibility as to         The Massachusetts Statute provides broad
GOVERNING DOCUMENTS   the manner of amending and/or restating the               flexibility as to the manner of amending and/or
                      governing instrument of a DST. Amendments to the          restating the governing instrument of an MBT. The
                      Declaration that do not change the information in         Massachusetts Statute provides that the trustees
                      the DST's certificate of trust are not required to        shall, within  thirty (30) days after the adoption
                      be filed with the Secretary of State.                     of any amendment to the declaration of trust, file
                                                                                a copy with the Secretary of State of Massahusetts
                                                                                and with the clerk of every city or town in
                                                                                Massachusetts where the MBT has a usual place of
                                                                                business.

                      DECLARATION OF TRUST                                      DECLARATION OF TRUST
                      The Declaration may be restated and/or amended at         The MA Declaration may be amended by a vote of the
                      any time by a written instrument signed by a              holders of a majority of the shares outstanding
                      majority of the board of trustees and, if required        and entitled to vote or by an instrument in
                      by the Declaration, the 1940 Act or any securities        writing, without a meeting, signed by a majority
                      exchange on which outstanding shares are listed           of the trustees and consented to by the holders of
                      for trading, by approval of such amendment by the         a majority of the shares outstanding and entitled
                      shareholders, by the affirmative "vote of a               to vote.
                      majority of the outstanding voting securities" (as
                      defined in the 1940 Act) of the Delaware Trust            The trustees may amend the MA Declaration in their
                      entitled to vote at a shareholders' meeting at            sole discretion, without the need for shareholder
                      which a quorum is present, subject to Article III,        action, to add to, delete, or otherwise modify any
                      Section 6 of the Declaration relating to voting by        provisions relating to the shares of the
                      series and classes.                                       Massachusetts Trust if the trustees determine that
                                                                                such action is consistent with the fair and
                                                                                equitable treatment of all shareholders or that
                                                                                shareholder approval is not otherwise required by
                                                                                the 1940 Act or other applicable law. Such
                                                                                amendments include, but are not limited to: (1)
                                                                                creating one or more series or classes of shares
                                                                                with such rights and preferences and eligibility
                                                                                requirements for investment as the trustees
                                                                                determine and reclassifying outstanding shares as
                                                                                shares of particular series; (2) amending the
                                                                                series and class designation section of the MA
                                                                                Declaration; (3) combining one or more series or
                                                                                classes into a single series or class; (4) changing
                                                                                or eliminating the eligibility requirements for
                                                                                investment in sahres of any series or class; (5)
                                                                                changing the designation of any series or class; (6)
                                                                                changing the method of allocating dividends among
                                                                                various series or classes; (7) allocating specific
                                                                                assets, liabilities, income or expenses of the
                                                                                Massachusetts Trust to one or more series or classes
                                                                                thereof; or (8) specifically allocating assets to
                                                                                any or all series or creating additional series or
                                                                                classes which are preferred over all other series or
                                                                                classes in certain respects and providing for any
                                                                                special voting or otehr rights regarding such serie
                                                                                or classes.

                                                                                The trustees may also amend the MA Declaration
                                                                                ithout the vote or consent of shareholders to: (1)
                                                                                change the name of the Massachusetts Trust; (2)
                                                                                supply any ommission; (3) cure, correct or supple-
                                                                                ment any ambiguous, defective or inconsistent
                                                                                provision thereof; or (4) if they deem it necessary,
                                                                                conform the MA Declaration to the requirements of
                                                                                applicable federal laws or regulations.

                                                                                No amendment of the MA Declaration that would
                                                                                change the rights of shareholders by reducing the
                                                                                amount payable upon liquidation or by diminishing
                                                                                or eliminating any related voting rights may be
                                                                                made without the vote or cosent of the holders of
                                                                                two-thirds of the shares outstanding and entitled
                                                                                to vote or such other vote established by the
                                                                                trustees regarding any series of shares.

                      BY-LAWS                                                   BY-LAWS
                      The By-Laws may be amended, restated or repealed          The MA By-Laws may be amended or repealed, or new
                      or new By-Laws may be adopted by the affirmative          by-laws may be adopted, by a vote of a majority of
                      vote of a majority of the outstanding shares              the outstanding shares entitled to vote, or by the
                      entitled to vote.  The By-Laws may also be                trustees, but the trustees may not take such
                      amended, restated or repealed or new By-Laws may          action, if such action requires, under applicable
                      be adopted by the board of trustees, by a vote of         law, the MA Declaration or the MA By-Laws, a vote
                      a majority of the trustees present at a meeting at        of the shareholders.
                      which a quorum is present.

                      CERTIFICATE OF TRUST
                      Pursuant to the Declaration, amendments and/or restatements of the certificate of trust shall be made at any time by the board of trustees, without approval of the shareholders, to correct any inaccuracy contained therein.
                      Any such amendments/restatements of the certificate of trust must be executed by at least one (1) trustee and filed with the Secretary of State in order to become effective.

PREEMPTIVE RIGHTS     Under the Delaware Act, a governing instrument may        Under the Massachusetts Statute, a governing
AND REDEMPTION OF     contain any provision relating to the rights,             instrument may contain any provision relating to
SHARES                duties and obligations of the shareholders.               the rights, duties and obligations of the
                      Unless otherwise provided in the governing                shareholders.
                       instrument, a shareholder shall have no
                      preemptive right to subscribe to any additional issue of
                      shares or another interest in a DST.

                      The Declaration provides that no shareholder shall        The MA Declaration provides that no shareholder
                      have the preemptive or other right to subscribe for       shall have any preference, preemptive, appraisal,
                      new or additional shares or other securities issued       conversion or exchange rights, except as the
                      by the Delaware Trust or any series thereof.              trustees may determine with respect to any series
                                                                                of shares.

                      Unless otherwise provided in the Delaware Trust's         The shares of any shareholder shall be redeemed at
                      prospectus relating to the outstanding shares, as         net asset value per share at the request of the
                      such prospectus may be amended from time to               shareholder, under the terms specified in the MA
                      time, the Delaware Trust shall purchase the               Declaration, by the trustees and in the
                      outstanding shares offered by any shareholder for         Massachusetts Trust's then effective prospectus or
                      redemption upon such shareholder's compliance with        registration statement.
                      the procedures set forth in the Declaration and/or
                      such other procedures as the board may authorize.         Shares of a shareholder are also redeemable at net
                      The Delaware Trust shall pay the net asset value          asset value per share (i) by agreement between the
                      for such outstanding shares, subject to certain           Massachusetts Trust and such shareholder; (ii) by
                      reductions for fees and sales charges, in                 the Massachusetts Trust at any time the aggregate
                      accordance with the Declaration, the By-Laws, the         purchase price of the shares owned by the
                      1940 Act and other applicable law.  The Delaware          shareholder is less than $500; (iii) by the
                      Trust's payments for such outstanding shares shall        Massachusetts Trust to meet federal tax
                      be made in cash, but may, at the option of the            requirements, in which case such shares would be
                      board of trustees or an authorized officer, be            redeemed to the extent necessary to conform to
                      made in kind or partially in cash and partially in        such requirements (for this purpose, the trustees
                      kind.  In addition, at the option of the board of         may also refuse to transfer or issue shares to any
                      trustees, the Delaware Trust may, from time to            person); or (iv) by the Massachusetts Trust at any
                      time, without the vote of the shareholders, but           time a series has a negative net income, in which
                      subject to the 1940 Act, redeem outstanding shares        case the shareholders' shares of such series would
                      or authorize the closing of any shareholder               be reduced by an amount that represents the amount
                      account, subject to such conditions as may be             of such negative net income.
                      established by the board of trustees.

                                                                                Payment for such shares may be made in cash or in
                                                                                property of the relevant series at such time and in
                                                                                the manner specified in the Massachusetts Trust's
                                                                                then effective prospectus or registration statement,
                                                                                subject to the trsutees' right to suspend
                                                                                redemption rights.

DISSOLUTION AND       The Delaware Trust shall be dissolved upon the first      Pursuant to the MA Declaration, the Massachusetts
TERMINATION EVENTS    to occur of the following: (i) upon the vote of the       Trust may be terminated by the affirmative vote
                      holders of a majority of the outstanding shares of        of the holders of two-thirds of the shares
                      the Delaware Trust entitled to vote; (ii) at the          outstanding and entitled to vote, at any meeting
                      discretion of the board of trustees at any time there     of shareholders, or by an instrument in writing,
                      are no shares outstanding of the Delaware Trust; (iii)    without a meeting, signed by a  majority of the
                      upon the sale, conveyance and transfer of all of the      trustees and consented to by the holders of
                      assets of the Delaware Trust to another entity; or        two-thirds of such shares, or by such other vote
                      (iv) upon the occurrence of a dissolution or              as may be established by the trustees with respect
                      termination event pursuant to any provision of the        to any series of shares.
                      Delaware Act.

                      A particular series shall be dissolved upon the first     A series may be terminated with or without
                      to occur of the following: (i) upon the vote of the       shareholder vote.
                      holders of a majority of the outstanding shares of that
                      series entitled to vote; (ii) at the discretion of the
                      board of trustees at any time there are no shares
                      outstanding of that series; or (iii)  upon any event
                      that causes the dissolution of the Delaware Trust.

                      A particular class shall be terminated upon the first     The trustees may, by an instrument executed by a
                      to occur of the following: (i) upon the vote of the       majority of their number, abolish any class and
                      holders of a majority of the outstanding shares of that   the establishment and designation thereof.
                      class entitled to vote; (ii) at the discretion of the
                      board of trustees at any time there aer no shares
                      outstanding of that class; or (iii) upon the
                      dissolution of the series of which the class is a part.

LIQUIDATION UPON      Under the Delaware Act, a DST that has dissolved          The Massachusetts Statute is silent on the manner
DISSOLUTION OR        shall first pay or make reasonable provision to           of liquidating an MBT upon termination.
TERMINATION           pay all known claims and obligations, including
                      those that are contingent, conditional and unmatured, and
                      all known claims and obligations for which the claimant is unknown. Any remaining assets shall be distributed to the
                      shareholders or as otherwise provided in the governing
                      instrument.

                      Under the Delaware Act, a series that has dissolved shall first pay or make reasonable provision to pay all known claims and obligations of the series, including those that are contingent, conditional and unmatured, and all known claims and obligations of the series for which the claimant is unknown. Any remaining assets of the series shall be distributed to the shareholders of such series or as otherwise provided in the governing instrument.

                      The Declaration provides that any remaining assets        The MA Declaration provides that upon the
                      of the dissolved Delaware Trust and/or each series        termination of the Massachusetts Trust or any
                      thereof (or the particular dissolved series, as           series thereof, the trustees shall wind up its
                      the case may be) shall be distributed to the              affairs; provided that any sale, conveyance,
                      shareholders of the Delaware Trust and/or each            assignment, exchange, transfer or other
                      series thereof (or the particular dissolved               disposition of all or substantially all of the
                      series, as the case may be) ratably according to          property of the Massachusetts Trust or series
                      the number of outstanding shares of the Delaware          thereof shall require the shareholder approval set
                      Trust and/or such series thereof (or the                  forth under SHAREHOLDER VOTE ON CERTAIN
                      particular dissolved series, as the case may be)          TRANSACTIONS.  After paying or making provision to
                      held of record by the several shareholders on the         pay all liabilities, and upon receipt of such
                      date for such dissolution distribution; provided,         releases, indemnities and refunding agreements as
                      however, that if the outstanding shares of a              the trustees deem necessary for their protection,
                      series are divided into classes, any remaining            the trustees may distribute the remaining assets,
                      assets held with respect to such series shall be          in cash or in kind or partly each, among the
                      distributed to each class of such series according        shareholders according to their respective rights.
                      to the net asset value computed for such class and
                      within such particular class, shall be distributed
                      ratably to the shareholders of such class
                      according to the number of outstanding shares of
                      such class held of record by the several
                      shareholders on the date for such dissolution
                      distribution.

VOTING RIGHTS,        Under the Delaware Act, the governing instrument          There is no provision in the Massachusetts Statute
MEETINGS, NOTICE,     may set forth any provision relating to trustee           addressing voting by the shareholders of an MBT.
QUORUM, RECORD        and shareholder voting rights, including the              The declaration of trust of an MBT, however, may
DATES AND             withholding of such rights from certain trustees          specify matters on which shareholders are entitled
PROXIES               or shareholders. If voting rights are granted, the        to vote.
                      governing instrument may contain any provision
                      relating to meetings, notice requirements, written
                      consents, record dates, quorum requirements,
                      voting by proxy and any other matter pertaining to
                      the exercise of voting rights. The governing
                      instrument may also provide for the establishment
                      of record dates for allocations and distributions
                      by the DST.

                      ONE VOTE PER SHARE                                        ONE VOTE PER SHARE
                      Subject to Article III, Section 6 of the Declaration      The MA Declaration provides that each whole share
                      relating to voting by series and classes, the             is entitled to one vote as to any matter on which
                      Declaration provides that each outstanding share is       it is entitled to vote and each fractional share
                      entitled to one vote and each outstanding fractional      is entitled to a proportionate fractional vote.
                      share is entitled to a fractional vote.

                      VOTING BY SERIES OR CLASS                                 VOTING BY SERIES OR CLASS
                      In addition, the Declaration provides that all            The MA Declaration provides that in conjunction
                      outstanding shares of the Delaware Trust entitled         with the establishment of any series or class of
                      to vote on a matter shall vote on the matter,             shares, the trustees may establish conditions
                      separately by series and, if applicable, by class,        under which the several series or classes shall
                      PROVIDED THAT: (1) where the 1940 Act requires all        have separate voting rights.  These provisions are
                      outstanding shares of the Delaware Trust to be            subject to the requirements of the 1940 Act
                      voted in the aggregate without differentiation            requiring a separate vote by series or class in
                      between the separate series or classes, then all          certain circumstances.  The trustees have adopted
                      of the Delaware Trust's outstanding shares shall          separate voting rights for each series and class
                      vote in the aggregate; and (2) if any matter              of the Massachusetts Trust, which are consistent
                      affects only the interests of some but not all            with the 1940 Act.
                      series or classes, then only the shareholders of
                      such affected series or classes shall be entitled
                      to vote on the matter.

                      SHAREHOLDERS' MEETINGS                                    SHAREHOLDERS' MEETINGS
                      The Delaware Act does not mandate annual                  An annual shareholders' meeting is not required by
                      shareholders' meetings.                                   the Massachusetts Statute.

                      The By-Laws authorize the calling of a                    An annual shareholders' meeting is not required
                      shareholders' meeting:  (i) when deemed necessary         either by the MA Declaration or the MA By-Laws.
                      or desirable by the board of trustees; or (ii) to         The MA Declaration provides that the trustees may
                      the extent permitted by the 1940 Act, by the              call a shareholders' meeting for the election or
                      chairperson of the board, or at the request of            removal of trustees or for any other purpose
                      holders of 10% of the outstanding shares if such          specified by the trustees.  In addition, the MA
                      shareholders pay the reasonably estimated cost of         Declaration provides that the trustees will call a
                      preparing and mailing the notice thereof, for the         meeting to consider the removal of a trustee if
                      purpose of electing trustees. However, no meeting         requested in writing by shareholders holding at
                      may be called at the request of shareholders to           least 10% of the outstanding shares.
                      consider any matter that is substantially the same
                      as a matter voted upon at a shareholders' meeting
                      held during the preceding twelve (12) months,
                      unless requested by holders of a majority of all
                      outstanding shares entitled to vote at such
                      meeting.

                      RECORD DATES                                              RECORD DATES
                      As set forth above, the Delaware Act authorizes           There is no record date provision in the
                      the governing instrument of a DST to set forth any        Massachusetts Statute.
                      provision relating to record dates.

                      In order to determine the shareholders entitled to        For the purpose of determining the shareholders
                      notice of, and to vote at, a shareholders'                entitled to notice of and to vote at any meeting,
                      meeting, the Declaration authorizes the board of          or to participate in any distribution, or for the
                      trustees to fix a record date. The record date may        purpose of any other action, the MA By-Laws permit
                      not precede the date on which it is fixed by the          the trustees from time to time to close the
                      board and it may not be more than one hundred and         transfer books for a period not exceeding 30 days,
                      twenty (120) days nor less than ten (10) days             or without closing the transfer books, to set a
                      before the date of the shareholders' meeting. The         record date not more than 90 days before the date
                      By-Laws provide that notice of a shareholders'            of any shareholder meeting or distribution or
                      meeting shall be given to shareholders entitled to        other action. The MA By-Laws also provide that
                      vote at such meeting not less than ten (10) nor           all notices of shareholders' meetings shall be
                      more than one hundred and twenty (120) days before        mailed to shareholders not less than 10 days nor
                      the date of the meeting.                                  more than 60 days before the date of the meeting.

                      To determine the shareholders entitled to vote on any action without a meeting, the Declaration authorizes the board of trustees to fix a record date. The record date may not precede the date on which it is fixed by the board nor may it be more than thirty (30) days after the date on which it is fixed by the board.

                      Pursuant to the Declaration, if the board of trustees does not fix a record date: (a) the record date for determining shareholders entitled to notice of, and to vote at, a meeting will be the day before the date on which notice is given or, if notice is waived, on the day before the date of the meeting; (b) the record date for determining shareholders entitled to vote on any action by consent in writing without a meeting, (i) when no prior action by the board of trustees has been taken, shall be the day on which the first signed written consent is delivered to the Delaware Trust, or (ii) when prior action of the board of trustees has been taken, shall be the day on which the board of trustees adopts the resolution taking such prior action.

                      To determine the shareholders of the Delaware Trust or any series or class thereof entitled to a dividend or any other distribution of assets of the Delaware Trust or any series or class thereof, the Declaration authorizes the board of trustees to fix a record date. The record date may not precede the date on which it is fixed by the board nor may it be more than sixty (60) days before the date such dividend or distribution is to be paid. The board may set different record dates for different series or classes.

                      QUORUM FOR SHAREHOLDERS' MEETING                          QUORUM FOR SHAREHOLDERS' MEETING
                      To transact business at a shareholders' meeting,          The MA By-Laws provide that a majority of the
                      the Declaration provides that forty percent (40%)         outstanding shares present, in person or by proxy,
                      of the outstanding shares entitled to vote at the         shall constitute a quorum at a shareholders'
                      meeting, which are present in person or                   meeting.
                      represented by proxy, shall constitute a quorum at
                      such meeting, except when a larger quorum is
                      required by the Declaration, the By-Laws,
                      applicable law or any securities exchange on which
                      such shares are listed for trading, in which case
                      such quorum shall comply with such requirements.
                      When a separate vote by one or more series or
                      classes is required, forty percent (40%) of the
                      outstanding shares of each such series or class
                      entitled to vote at a shareholders' meeting of
                      such series or class, which are present in person
                      or represented by proxy, shall constitute a quorum
                      at such series or class meeting, except when a
                      larger quorum is required by the Declaration, the
                      By-Laws, applicable law or the requirements of any
                      securities exchange on which outstanding shares of
                      such series or class are listed for trading, in
                      which case such quorum shall comply with such
                      requirements.

                      SHAREHOLDER VOTE                                          SHAREHOLDER VOTE
                      The Declaration provides that, subject to any             The MA Declaration and MA By-Laws specify certain
                      provision of the Declaration, the By-Laws, the            matters on which shareholders are entitled, but
                      1940 Act or other applicable law that requires a          not necessarily required, to vote.  Specifically,
                      different vote: (i) in all matters other than the         a shareholder has the power to vote only: (1) for
                      election of trustees, the affirmative "vote of a          the election or removal of trustees; (2) to the
                      majority of the outstanding voting securities" (as        same extent as a stockholder of a Massachusetts
                      defined in the 1940 Act) of the Delaware Trust            business corporation as to whether or not a court
                      entitled to vote at a shareholders' meeting at            action, proceeding or claim should be brought or
                      which a quorum is present, shall be the act of the        maintained derivatively or as a class action; (3)
                      shareholders; and (ii) trustees shall be elected          regarding the termination of the Massachusetts
                      by a plurality of the votes cast of the holders of        Trust or a series thereof; (4) regarding any
                      outstanding shares entitled to vote present in            investment advisory or management contract; (5)
                      person or represented by proxy at a shareholders'         regarding amendments to the MA By-Laws and certain
                      meeting at which a quorum is present.  Pursuant to        amendments to the MA Declaration; (6) regarding
                      the Declaration, where a separate vote by series          mergers, consolidations or sale of substantially
                      and, if applicable, by classes is required, the           all the assets of the Massachusetts Trust; (7)
                      preceding sentence shall apply to such separate           regarding incorporation of the Massachusetts Trust
                      votes by series and classes.                              to the extent provided in the MA Declaration; and
                                                                                (8) with respect to such additional matters
                                                                                required by the MA Declaration, the MA By-Laws, the
                                                                                registration of the Massachusetts Trust as an
                                                                                investment company under the 1940 Act, or as the
                                                                                trustees consider necessary or desirable.

                      SHAREHOLDER VOTE ON CERTAIN TRANSACTIONS                  SHAREHOLDER VOTE ON CERTAIN TRANSACTIONS
                      Pursuant to the Declaration, the board of                 Trustees shall be elected by the shareholders
                      trustees, by vote of a majority of the trustees,          owning a plurality of the shares voting at a
                      may cause the merger, consolidation, conversion,          shareholders' meeting at which a quorum is present
                      share exchange or reorganization of the Delaware          and called for that purpose.
                      Trust, or the conversion, share exchange or
                      reorganization of any series of the Delaware              Pursuant to the MA Declaration, a merger or
                      Trust, without the vote of the shareholders of the        consolidation of the Massachusetts Trust or the
                      Delaware Trust or such series, as applicable,             sale, lease or exchange of all or substantially
                      unless such vote is required by the 1940 Act;             all of its property shall require the affirmative
                      provided however, that the board of trustees shall        vote of the holders of two-thirds of the shares
                      provide 30 days' prior written notice to the              outstanding and entitled to vote at a
                      shareholders of the Delaware Trust or such series,        shareholders' meeting, a written consent by such
                      as applicable, of such merger, consolidation,             percentage of shares or such other vote
                      conversion, share exchange or reorganization.             established by the trustees with respect to a
                                                                                series of shares, except that if the action is
                      If permitted by the 1940 Act, the board of                recommended by the trustees, the affirmative vote
                      trustees, by vote of a majority of the trustees,          or written consent of a majority of the shares
                      and without a shareholder vote, may cause the             outstanding and entitled to vote, or other vote
                      Delaware Trust to convert to a master feeder              established by the trustees with respect to a
                      structure and thereby cause series of the Delaware        series of shares, is sufficient.
                      Trust to either become feeders into a master fund,
                      or to become master funds into which other funds          With the approval of the holders of a majority of
                      are feeders.                                              the shares outstanding and entitled to vote, or by
                                                                                such other vote as may be establhised by the
                                                                                established by the trutees with respect to any
                                                                                series of shares, the trustees may organize
                                                                                another entity to acquire all of the property of
                                                                                the Massachusetts Trust or to carry on any business
                                                                                in which the Massachusetts Trust has an interest.
                                                                                They may transfer the Massachusetts Trust property
                                                                                to such entity in exchange for the securities,
                                                                                thereof, and may cause the Massachusetts Trust to
                                                                                lend money to, subscribe for the securities of,
                                                                                and enter into any contract with such entity. The
                                                                                trustees may also merge or consolidate the
                                                                                Massachusetts Trust with such entity to the extent
                                                                                permitted by law. No shareholder approval shall be
                                                                                required for the trustees to organize an entity and
                                                                                sell, convey or transfer a portion of the property
                                                                                of the Massachusetts Trust for value to such entity.

                      CUMULATIVE VOTING                                         CUMULATIVE VOTING

                      The Declaration provides that shareholders are not        The MA Declaration provides that shareholders are
                      entitled to cumulate their votes on any matter.           not entitled to cumulate their votes in the
                                                                                election of trustees.

                      PROXIES                                                   PROXIES
                      Under the Delaware Act, unless otherwise provided in the  There is no provision in the Massachusetts Statute
                      governing instrument of a DST, on any matter that is to   regarding proxies.
                      be voted on by the trustees or the shareholders, the
                      trustees or shareholders (as applicable) may vote in
                      person or by proxy and such proxy may be granted in
                      writing, by means of "electronic transmission" (as
                      defined in the Delaware Act) or as otherwise permitted
                      by applicable law. Under the Delaware Act, the term
                      "electronic transmission" is defined as any form of
                      communication not directly involving the physical
                      transmission of paper that creates a record that may
                      be retained, retrieved and reviewed by a recipient
                      thereof and that may be directly reproduced in
                      paper form by such a recipient through an automated
                      process.

                      The By-Laws permit a shareholder to authorize another     The MA By-Laws permit the Massachusetts Trust to
                      person to act as proxy by the following methods:          accept written proxies signed by the shareholder or
                      execution of a written instrument or by "electronic       shareholders (for jointly held shares) and filed
                      transmission" (as defined in the Delaware Act),           with the secretary of the Massachusetts Trust or
                      telephonic, computerized, telecommunications or another   the secretary's designee. A proxy shall be deemed
                      reasonable alternative to the execution of a written      valid unless challenged at or prior to its exercise
                      instrument. Unless a proxy provides otherwise, it is      and the burden of proving invalidity rests
                      not valid more than 11 months after its date. In
                      addition, the By-Laws provide that the revocability of
                      a proxy that states on its face that it is irrevocable
                      shall be governed by the provisions of the general
                      corporation law of the State of Delaware.

                      ACTION BY WRITTEN CONSENT                                 ACTION BY WRITTEN CONSENT
                      Under the Delaware Act, unless otherwise provided         There is no provision in the Massachusetts Statute
                      in the governing instrument of a DST, on any              regarding action by written consent.
                      matter that is to be voted on by the trustees or
                      the shareholders, such action may be taken without
                      a meeting, without prior notice and without a vote
                      if a written consent(s), setting forth the action
                      taken, is signed by the trustees or shareholders
                      (as applicable) having the minimum number of votes
                      that would be necessary to take such action at a
                      meeting at which all trustees or interests in the
                      DST (as applicable) entitled to vote on such
                      action were present and voted.  Unless otherwise
                      provided in the governing instrument, a consent
                      transmitted by "electronic transmission" (as
                      defined in the Delaware Act) by a trustee or
                      shareholder (as applicable) or by a person
                      authorized to act for a trustee or shareholder (as
                      applicable) will be deemed to be written and
                      signed for this purpose.

                      SHAREHOLDERS.  The Declaration authorizes                 SHAREHOLDERS.  The MA By-Laws provide that any
                      shareholders to take action without a meeting and         action which may be taken by shareholders may be
                      without prior notice if written consents setting          taken without a meeting if a majority of the
                      forth the action taken are signed by the holders          shareholders entitled to vote on the matter (or
                      of all outstanding shares entitled to vote on that        such larger proportion thereof as shall be
                      action.  A consent transmitted by "electronic             required by law, the MA Declaration or the MA
                      transmission" (as defined in the Delaware Act) by         By-Laws for approval of such matter) consent to
                      a shareholder or by a person(s) authorized to act         the action in writing and the written consents are
                      for a shareholder shall be deemed to be written           filed with the records of the meetings of
                      and signed for purposes of this provision.                shareholders.

                      BOARD OF  TRUSTEES.  The Declaration also authorizes      TRUSTEES.  Under the MA Declaration and MA By-Laws,
                      the board of trustees or any committee of the board       any action which may be taken at any meeting of
                      of trustees to take action without a  meeting and         the trustees may be taken without a meeting if all
                      without prior written notice if written consents          the trustees consent to the action in writing and
                      setting forth the action taken are executed by            the written consents are filed with the records of
                      trustees having the number of votes necessary to take     the trustees' meetings.
                      to take that action at a meeting at which the
                      entire board of trustees or any committee thereof,
                      as applicable, is present and voting.  A consent
                      transmitted by "electronic transmission" (as
                      defined in the Delaware Act) by a trustee shall be
                      deemed to be written and signed for purposes of this
                      provision.

REMOVAL OF            The governing instrument of a DST may contain any         The governing instrument of an MBT may contain
TRUSTEES              provision relating to the removal of trustees; provided   any provision relating to the removal of trustees;
                      however, that there shall at all times be at least one    provided, however, that there shall at all times
                      trustee of the DST.                                       be at least one trustee of the MBT.

                      Under the Declaration, any trustee may be removed,        The MA Declaration provides that any trustee may
                      with or without cause, by the board of trustees,          be removed: (i) with cause, by action of two-
                      by action of a majority of the trustees. Shareholders     thirds of the remaining trustees (except that at
                      shall have the power to remove a trustee only to the      least 3 trustees must remain in office after the
                      extent provided by the 1940 Act.                          removal); or (ii) by vote of the holders of two-
                                                                                thirds of the outstanding shares of the
                                                                                Massachusetts Trust, either by "declaration in
                                                                                writing" or at a meeting called for such purpose.

VACANCIES ON          Subject to the 1940 Act, vacancies on the board of        Subject to the provisions of the 1940 Act,
BOARD OF              trustees may be filled by a majority vote of the          vacancies in the number of trustees may be filled
TRUSTEES              trustee(s) then in office, regardless of the number       by a majority vote of the trustee(s) then in
                      and even if less than a quorum. However, a                office. A shareholders' meeting shall be called
                      shareholders' meeting shall be called to elect            to elect trustees if required by the 1940 Act.
                      trustees if required by the 1940 Act.

                      In the event all trustee offices become vacant, the investment adviser shall serve as the sole remaining trustee, subject to the provisions of the 1940 Act, and shall, as soon as practicable, fill all of the vacancies on the board. Thereupon, the investment adviser shall resign as trustee and a shareholders' meeting shall be called to elect trustees.

LIMITATION ON         The Delaware Act explicitly authorizes limitation on      The Massachusetts Statute does not contain
INTERSERIES           on interseries liability so that the debts,               statutory provisions addressing series or class
LIABILITY             liabilities, obligations and expenses incurred,           liability with respect to a multiple series or
                      contracted for or otherwise existing with respect         class investment company.  Therefore, unless
                      to a particular series of a multiple series DST           otherwise provided in the declaration of trust for
                      will be enforceable only against the assets of            an MBT, the debts, liabilities, obligations and
                      such series, and not against the general assets of        expenses incurred, contracted for or otherwise
                      the DST or any other series, and, unless otherwise        existing with respect to a particular series or
                      provided in the governing instrument of the DST,          class may be enforceable against the assets of the
                      none of the debts, liabilities, obligations and           business trust generally.
                      expenses incurred, contracted for or otherwise
                      existing with respect to the DST generally or any
                      other series thereof will be enforceable against
                      the assets of such series.  This protection will
                      be afforded if:   (i) the DST separately maintains
                      the records and the assets of such series; (ii)
                      notice of the limitation on liabilities of the
                      series is set forth in the certificate of trust;
                      and (iii) the governing instrument so provides.

                      The Declaration and certificate of trust of the           The MA Declaration explicitly limits the
                      Delaware Trust provide for limitation on                  liabilities of series and states that under no
                      interseries liability.                                    circumstances shall the assets of a particular
                                                                                series be charged with liabilities attributable to
                                                                                anyother series. The MA Declaration also states
                                                                                that the liabilities allocated to a class may be
                                                                                charged to and borne solely by such class.
                                                                                Additionally, the MA Declaration provides that
                                                                                third parties extending credit to, contracting
                                                                                with or having a claim against a particular series
                                                                                or class shall look only to the assets of that
                                                                                particular series or class for payment of such
                                                                                credit, contract or claim. No present or former
                                                                                shareholder of any series shall have any claim or
                                                                                right to any assets of any other series. Although
                                                                                these provisions serve to put third parties on
                                                                                notice, since there is no support in the
                                                                                Massachusetts Statute to limit liability, there
                                                                                remains the possibility that a court may not up-
                                                                                hold the limitations set forth in the MA
                                                                                Declaration.

SHAREHOLDER           Under the Delaware Act, except to the extent              The Massachusetts Statute does not include an
LIABILITY             otherwise provided in the governing instrument of         express provision relating to the limitation of
                      a DST, shareholders of a DST are entitled to the same     liability of the beneficial owners of a business
                      limitation of personal liability extended to              trust. Therefore, the owners of an MBT could
                      shareholders of a private corporation organized for       potentially be liable for obligations of the MBT,
                      profit under the General Corporation Law of the State     notwithstanding an express provision in the
                      of Delaware (such shareholders are generally not          governing instrument stating that the beneficial
                      liable for the obligations of the corporation).           owners are not personally liable in connection
                                                                                with MBT property or the acts, obligations or
                                                                                affairs of the MBT.

                      Under the Declaration, shareholders are entitled          The MA Declaration provides that no shareholder
                      to the same limitation of personal liability as           shall be subject to any personal liability
                      that extended to shareholders of a private                whatsoever to any person in connection with
                      corporation organized for profit under the General        property of the Massachusetts Trust or the acts,
                      Corporation Law of the State of Delaware.                 obligations or affairs of the Massachusetts Trust.
                      However, the board of trustees may cause any
                      shareholder to pay for charges of the trust's
                      custodian or transfer, dividend disbursing,
                      shareholder servicing or similar agent for
                      services provided to such shareholder.

TRUSTEE/AGENT         Subject to the provisions in the governing                The Massachusetts Statute does not include an
LIABILITY             instrument, the Delaware Act provides that a              express provision limiting the liability of the
                      trustee or any other person managing the DST, when        trustees of an MBT.  The trustees of an MBT could
                      acting in such capacity, will not be personally           potentially be held personally liable for the
                      liable to any person other than the DST or a              obligations of the MBT.
                      shareholder of the DST for any act, omission or
                      obligation of the DST or any trustee. To the
                      extent that at law or in equity, a trustee has
                      duties (including fiduciary duties) and
                      liabilities to the DST and its shareholders, such
                      duties and liabilities may be expanded or
                      restricted by the governing instrument.

                      The Declaration provides that any person who is or        The MA Declaration provides that no trustee,
                      was a trustee, officer, employee or other agent of        officer, employee, or agent shall be subject to
                      the Delaware Trust or is or was serving at the            any personal liability whatsoever to any person,
                      request of the Delaware Trust as a trustee,               other than to the Massachusetts Trust or its
                      director, officer, employee or other agent of             shareholders, in connection with the Massachusetts
                      another corporation, partnership, joint venture,          Trust's affairs, except liability arising from bad
                      trust or other enterprise (an "Agent") will be            faith, willful misfeasance, gross negligence or
                      liable to the Delaware Trust and to any                   reckless disregard of his or her duties to such
                      shareholder solely for such Agent's own willful           person; and all such persons shall look solely to
                      misfeasance, bad faith, gross negligence or               the Massachusetts Trust property for satisfaction
                      reckless disregard of the duties involved in the          of any claims arising in connection with the
                      conduct of such Agent (such conduct referred to as        Massachusetts Trust's affairs.
                      "Disqualifying Conduct"). Subject to the preceding
                      sentence, Agents will not be liable for any act or        If any shareholder, trustee, officer, employee, or
                      omission of any other Agent or any investment             agent, as such, of the Massachusetts Trust is made
                      adviser or principal underwriter of the Delaware          a party to any suit or proceeding to enforce any
                      Trust. No Agent, when acting in such capacity,            such claims arising in connection with the
                      shall be personally liable to any person (other           Massachusetts Trust's affairs, he or she shall
                      than the Delaware Trust or its shareholders as            not, on account thereof, be personally liable.
                      described above) for any act, omission or
                      obligation of the Delaware Trust or any trustee.          No trustee, officer, employee or agent of the
                                                                                Massachusetts Trust shall be liable to the
                                                                                Massachusetts Trust, its shareholders, or to any
                                                                                shareholder, trustee, officer, employee, agent or
                                                                                service provider thereof for any action or failure
                                                                                to act by him or her or by any such other trustee,
                                                                                officer, employee, agent or service provider except
                                                                                for any such action or failure to act arising from
                                                                                his or her own Disqualifying Conduct.

                                                                                Every obligation, contract, instrument, certificate,
                                                                                share, other security of the Massachusetts Trust or
                                                                                undertaking, and every other act or thing whatsoever
                                                                                executed in connection with the Massachusetts Trust
                                                                                shall be conclusiverly presumed to have been
                                                                                executed or done by the executors thereof only in
                                                                                their capacities as trustees, officers, employees or
                                                                                agents of the Massachusetts Trust.

                                                                                Each trsutee, officer and employee of the
                                                                                Massachusetts Trust shall, in the performance of
                                                                                his or her duties, be fully protected with regard
                                                                                to any act or failure to act resulting from
                                                                                reliance in good faith upon the books of account
                                                                                or other records of the Massachusetts Trust, upon
                                                                                an opinion of counsel, or upon reports made to the
                                                                                Massachusetts Trust by any of its officers or
                                                                                employees or experts or consultants selected with
                                                                                reasonable care by the trustees, officers or
                                                                                employees of the Massachusetts Trust, regardless of
                                                                                whether such counsle or expert is also a trustee.

INDEMNIFICATION       Subject to such standards and restrictions contained      Although the Massachusetts Statute is silent as to
                      in the governing instrument of a DST, the Delaware Act    the indemnification of trustees, officers and
                      authorizes a DST to indemnify and hold harmless any       shareholders, indemnification is expressly
                      trustee, shareholder or other person from and against     provided for in the MA Declaration.
                      any and all claims and demands.

                      Pursuant to the Declaration, the Delaware Trust will      The Massachusetts Trust shall indemnify and hold
                      indemnify any Agent who was or is a party or is           each shareholder harmless from and against all
                      threatened to be made a party to any proceeding by        claims and liabilities, to which such shareholder
                      reason of such Agent's capacity, against  attorneys'      may become subject by reason of his being or
                      fees and other certain expenses, judgments, fines,        having been a shareholder, and shall reimburse
                      settlements and other amounts incurred in connection      such shareholder for all legal and other expenses
                      with such proceeding if such Agent acted in good faith    reasonably incurred by him or her in connection
                      or in the case of a criminal proceeding, had no           with such claim or liability, provided that any
                      reasonable cause to believe such Agent's conduct was      such expenses will be paid solely out of the
                      unlawful. However, there is no right to indemnif-          assets of the series with respect to which such
                      ication for any liability arising from the Agent's        shareholder's shares are issued.
                      Disqualifying Conduct. As to any matter for which  such
                      Agent is found to be liable in the performance of         Subject to the paragraph below, every person who
                      such Agent's duty to the Delaware Trust or its            is, or has been, a trustee or officer of the
                      shareholders, indemnification will be made only to        Massachusetts Trust will be indemnified by the
                      the extent that the court in which that action was        Massachusetts Trust to the fullest extent
                      brought determines that in view of expenses (including,   permitted by law against all liability and without
                      all the circumstances of the case, the Agent was          limitation, attorneys' fees, costs, judgments,
                      not liable by reason of such Agent's Disqualifying        amounts paid in settlement, fines, penalties and
                      Conduct.  Note that the Securities Act of 1933, as        other liabilities) reasonably incurred or paid by
                      amended (the "1933 Act"), in the opinion of the U.S.      him or her in connection with any threatened or
                      Securities and Exchange Commission ("SEC"), and the       actual claim, action, suit or proceeding in which
                      1940 Act also limit the ability of the  Delaware          he or she becomes involved as a party or otherwise
                      Trust to indemnify an Agent.                              by virtue of being or having been a trustee or
                                                                                officer and against amounts paid or incurred in the
                                                                                settlement thereof.

                                                                                However, no indemnification will be provided to a
                                                                                trustee or officer: 9i) against any liability to
                                                                                the Massachusetts Trust or its shareholders by
                                                                                reason of a final adjudication by a court or other
                                                                                body that he or she engaged in Disqualifying
                                                                                Conduct; (ii) regarding any matter as to which he or
                                                                                she has been finally adjudicated not to have acted
                                                                                in good faith in the reasonable belief that his or
                                                                                her action was in the best interest of the
                                                                                Massachusetts Trust; or (iii) in the event of a
                                                                                settlement or other disposition not involving a
                                                                                final adjudication on the merits that results in a
                                                                                payment by a trustee of officer, unless it has been
                                                                                determined that such trustee of officer did not
                                                                                engage in Disqualifying Conduct: (1) by the court
                                                                                or other body approving the settlement or other
                                                                                other or disposition; or (2) based upon a review of
                                                                                readily available facts by (a) vote of a majority
                                                                                of non-party trustees who are not interested
                                                                                persons of the Massachusetts Trust acting on the
                                                                                matter (provided that a majority of such trustees
                                                                                act on the matter) or (b) written opionion of
                                                                                independent legal counsel.

                                                                                To the extent permitted by law, the right to
                                                                                indemnification will continue as to a person who
                                                                                has ceased to be such trustee or officer and will
                                                                                inure to the benefit of the heirs, executors,
                                                                                administrators and assigns of such person.

                                                                                To the extent permitted by law, the trustees have
                                                                                the power to indemnify any person with whom the
                                                                                Massachusetts Trust as dealings, including the
                                                                                employees, agents, investmetn advisers,
                                                                                administrators, distributors, selected dealers and
                                                                                independent contractors of the Massachusetts Trust,
                                                                                to such extent as the trustees shall determine.

                                                                                These provisions do not affect any right to
                                                                                indemnification to which other Massachusetts Trust
                                                                                personnel may be entitled by contract or other-
                                                                                wise under law.

                                                                                Note that the 1933 Act, in the opinion of the SEC,
                                                                                and the 1940 Act also limit the ability of the
                                                                                Massachusetts Trust to indemnify such persons.

                      Expenses incurred by an Agent in defending any pro-       Expenses incurred in defense of any such claim,
                      ceeding may be advanced by the Delaware Trust before      action, suit or proceeding may be advanced by the
                      the final disposition of the proceeding on receipt        Massachusetts Trust prior to its final disposition
                      of an undertaking by or on behalf of the Agent to repay   upon receipt of an undertaking by or on behalf of
                      the amount of the advance if it is ultimately deter-      the  recipient to repay such amount if it is
                      mined that the Agent is not entitled to                   ultimately determined that he or she is not entitled
                      indemnification by the Delaware Trust.                    to indemnification, provided that either: (i) the
                                                                                recipient provides security for such undertaking,
                                                                                or the Massachusetts Trust is insured against
                                                                                losses arising from such advances; or (ii) a
                                                                                majority of non-party trustees who are not
                                                                                interested persons of the Massachusetts Trust
                                                                                acting on the matter (provided that a majority of
                                                                                such trustees act on the matter or an independent
                                                                                legal consel in a written opinion determine that
                                                                                there is reason to believe that the recipient
                                                                                ultimately will be entitled to indemnification.

INSURANCE             The Delaware Act is silent as to the right of a           There is no provision in the Massachusetts Statute
                      DST to purchase insurance on behalf of its                relating to insurance.
                      trustees or other persons.

                      However, as the policy of the Delaware Act is to          Under the MA Declaration, the trustees have the
                      give maximum effect to the principle of freedom of        power, to the extent permitted by law, to
                      contract and to the enforceability of governing           purchase, and pay for out of the Massachusetts
                      instruments, the Declaration authorizes the board         Trust property, insurance policies insuring the
                      of trustees, to the fullest extent permitted by           shareholders, trustees, officers, employees,
                      applicable law, to purchase with Delaware Trust           agents, investment advisers, administrators,
                      assets, insurance for liability and for all               distributors, selected dealers and independent
                      expenses of an Agent in connection with any               contractors of the Massachusetts Trust against all
                      proceeding in which such Agent becomes involved by        claims arising by reason of holding any such
                      virtue of such Agent's actions, or omissions to           position or by reason of any action taken or
                      act, in its capacity or former capacity with the          omitted by any such person in such capacity.
                      Delaware Trust, whether or not the Delaware Trust
                      would have the power to indemnify such Agent
                      against such liability.

SHAREHOLDER RIGHT     Under the Delaware Act, except to the extent otherwise    There is no provision in the Massachusetts Statute
OF INSPECTION         provided in the governing instrument and subject to       relating to shareholder  inspection rights.
                      reasonable standards established by the trustees,
                      each shareholder has the right, upon reasonable
                      demand for any purpose reasonably related to the
                      shareholder's interest as a shareholder, to obtain from
                      the DST certain information regarding the governance
                      and affairs of the DST.

                      To the extent permitted by Delaware law and the           The MA By-Laws provide that the trustees shall
                      By-Laws, a shareholder, upon reasonable written           determine whether and to what extent, and at what
                      demand to the Delaware Trust for any purpose              times and places, and under what conditions and
                      reasonably related to such shareholder's interest         regulations, the accounts and books of the
                      as a shareholder, may inspect certain information         Massachusetts Trust shall be open for inspection
                      as to the governance and affairs of the Delaware          by any shareholder, and no shareholder has the
                      Trust during regular business hours.  However,            right to inspect any account or book or document
                      reasonable standards governing, without                   of the Massachusetts Trust except as conferred by
                      limitation, the information and documents to be           law or authorized by the trustees or by resolution
                      furnished and the time and location of furnishing         of the shareholders.
                      the same, will be established by the board or any
                      officer to whom such power is delegated in the            However, the MA Declaration requires the trustees
                      By-Laws. In addition, as permitted by the Delaware        to, at least semi-annually, submit to the
                      Act, the By-Laws also authorize the board or an           shareholders a written financial report (including
                      officer to whom the board delegates such powers to        financial statements) of the Massachusetts Trust's
                      keep confidential from shareholders for such              transactions, which may be included in the
                      period of time as deemed reasonable any                   Massachusetts Trust's prospectus.
                      information that the board or such officer in good
                      faith believes would not be in the best interest
                      of the Delaware Trust to disclose or that could
                      damage the Delaware Trust or that the Delaware
                      Trust is required by law or by agreement with a
                      third party to keep confidential.

DERIVATIVE ACTIONS    Under the Delaware Act, a shareholder may bring a         There is no provision under the Massachusetts
                      derivative action if trustees with authority to do so     Statute regarding derivative actions.
                      have refused to bring the action or if a demand upon
                      the trustees to bring the action is not likely to
                      succeed. A shareholder may bring a derivative action
                      only if the shareholder is a shareholder at the time
                      the action is brought and: (i) was a shareholder at
                      the time of the transaction complained about or (ii)
                      acquired the status of shareholder by operation of law
                      or pursuant to the governing instrument from a person
                      who was a shareholder at the time of the transaction.
                      A shareholder's right to bring a derivative action may
                      be subject to such additional standards and restrictions,
                      if any, as are set forth in the governing instrument.

                      The Declaration provides that, subject to the             The MA Declaration has a provision regarding
                      requirements set forth in the Delaware Act, a             shareholder voting on derivative actions as
                      shareholder may bring a derivative action on              described in SHAREHOLDER VOTE above.
                      behalf of the Delaware Trust only if the
                      shareholder first makes a pre-suit demand upon the        The MA Declaration states that a shareholder of a
                      board of trustees to bring the subject action             particular series of the Massachusetts Trust shall
                      unless an effort to cause the board of trustees to        not be entitled to participate in a derivative or
                      bring such action is excused. A demand on the             class action on behalf of any other series or the
                      board of trustees shall only be excused if a              shareholders of any other series of the
                      majority of the board of trustees, or a majority of any   Massachusetts Trust.
                      committee established to consider the merits of such
                      action, has a material peronsal financial interest in
                      the action at issue. A trustee shall not be deemed to
                      have a material personal financial interest in an
                      action or otherwise be disqualified from ruling on
                      a shareholder demand by virtue of the fact that such
                      trustee receives remuneration from his service on the
                      board of trustees of the Delaware Trust or on the
                      boards of one or more investment companies with the
                      same or an affiliated investment adviser or underwriter.

MANAGEMENT            The Delaware Trust is an open-end management              The Massachusetts Trust is an open-end management
INVESTMENT COMPANY    investment company under the 1940 Act (I.E., a            investment company under the 1940 Act (I.E., a
CLASSIFICATION        management investment company whose securities are        management investment company whose securities are
                      redeemable).                                              redeemable).

                                    EXHIBIT C

                  FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED
                           TO BE AMENDED OR ELIMINATED


-----------------------------------------------------------------------------------------------------------------------------------
                CURRENT POLICY/      CURRENT FUNDAMENTAL
PROPOSAL OR    RESTRICTION NUMBER       INVESTMENT                               PROPOSED FUNDAMENTAL
SUB-PROPOSAL    NUMBER & SUBJECT     POLICY/RESTRICTION                         INVESTMENT RESTRICTION
-----------------------------------------------------------------------------------------------------------------------------------
    3a         1. (Real Estate)      Invest in real estate or mortgages on      Purchase or sell real estate unless acquired as a
                                     real estate (although the Fund may invest  result of ownership of securities or other
                                     in marketable securities secured by real   instruments and provided that this restriciton
                                     estate or interests therein).              does not prevent the Fund from purchasing or
                                                                                selling securities secured by real estate or
                                                                                interests therein or securities of issuers that
                                                                                invest, deal or otherwise engage in transactions
                                                                                in real estate or interest there in.
-----------------------------------------------------------------------------------------------------------------------------------
    4          1. (Investment in     Invest in other open-end investment        Proposed to be Eliminated.
               Other Open-End        companies (except in connection with a
               Investment            merger, consolidation, acquisition         Note: The Fund will still be subject to the
               Companies)            or reorganization).                        restrictions of ss. 12(d) of the 1940 Act, or any
                                                                                rules or exemptions or interpretations thereunder
                                                                                that may be adopted, granted or issued by the SEC,
                                                                                which restrict an investment company's investments
                                                                                in other investment companies.
-----------------------------------------------------------------------------------------------------------------------------------
    4          1. (Oil and Gas       Invest in interests (other than publicly   Proposed to be Eliminated.
               Programs)             issued debentures or equity stock
                                     interests) in oil, gas or other mineral
                                     exploration or development programs.
-----------------------------------------------------------------------------------------------------------------------------------
    3b         1. (Commodities)      Purchase or sell commodity contracts       Purchase or sell physical commodities, unless
                                     (except futures contracts as described     acquired as a result of ownership of securities or
                                     in the Fund's prospectus).                 other instruments and provided that this
                                                                                restriction does not prevent the Fund from engaging
                                                                                in transactions involving currencies and futures
                                                                                contracts and options thereon or investing in sec-
                                                                                urities or other instruments that are secured by
                                                                                physical commodities.
-----------------------------------------------------------------------------------------------------------------------------------
    4          2. (Management        Purchase or retain securities of any       Proposed to be Eliminated.
               Ownership of          company in which trustees or officers of
               Securities)           the [Trust] or of the [Investment Manager],
                                     individually owning more than 1/2 of 1%
                                     of the securities of such company, in the
                                     aggregate own more than 5% of the
                                     securities of such company.
-----------------------------------------------------------------------------------------------------------------------------------
    4          3. (Control)          Invest in any company for the purpose of   Proposed to be Eliminated.
                                     exercising control or management.
-----------------------------------------------------------------------------------------------------------------------------------
    3c         4. (Underwriting)     Act as an underwriter.                     Act as an underwriter except to the extent the Fund
                                                                                may be deemed to be an underwriter when disposing
                                                                                of securities it owns or when selling its own
                                                                                shares.
-----------------------------------------------------------------------------------------------------------------------------------
    3d         4. (Senior            Issue senior securities.                   Issue senior securities, except to the extent
               Securities)                                                      permitted by the 1940 Act or any rules, exemptions
                                                                                or interpretations thereunder that may be adopted,
                                                                                granted or issued by the SEC.
-----------------------------------------------------------------------------------------------------------------------------------
    4          4. (Purchase          Purchase on margin or sell short, except   Proposed to be Eliminated.
               Securities on Margin  that the Fund may make margin payments in
               and Short Sales)      connection with futures, options and       Note:  The Fund will still be subject to the
                                     currency transactions.                     fundamental investment restriction on issuing
                                                                                senior securities described in Sub-Proposal 3d
                                                                                above.
-----------------------------------------------------------------------------------------------------------------------------------
    3e         5. (Lending)          Loan money, except that the Fund may       Make loans to other persons except (a) through the
                                     purchase a portion of an issue of          lending of its portfolio securities, (b) through
                                     publicly distributed bonds, debentures,    the purchase of debt securities, loan
                                     notes and otherevidences of indebtedness.  participations and/or engaging in direct corporate loans in accordance with its investment goals and
                                                                                policies, and (c) to the extent the entry into a
                                                                                repurchase agreement is deemed to be a loan. The
                                                                                Fund may also make loans to other investment
                                                                                companies to the extent permitted by the 1940 Act
                                                                                or any rules or exemptions or interpretations
                                                                                thereunder that may be adopted, granted or issued
                                                                                by the SEC.
-----------------------------------------------------------------------------------------------------------------------------------
    4          6. (Three Years of    Invest more than 5% of the value of its    Proposed to be Eliminated.
               Company Operation)    total assets in  securities of issuers
                                     which have been in continuous operation
                                     less than three years.
-----------------------------------------------------------------------------------------------------------------------------------
    4          7. (Unlisted          Invest more than 15% of its total assets   Proposed to be Eliminated.
               Foreign               in securities of  foreign companies that
               Securities and        are not listed on a recognized U.S. or     Note:  The Board has adopted the non-fundamental
               Restriced             foreign securities exchange, including     Illiquid Securities Restriction, consistent with
               Securities)           no more than 5% of its total assets in     the SEC Staff's current position on illiquid
                                     restricted securities and no more than     securities, which prohibits the Fund from investing
                                     10% of its total assets in restricted      more than 15% of its net assets in  illiquid
                                     securities and other securities            securities.
                                     (including repurchase agreements having
                                     more than seven days remaining to
                                     maturity) that are not restricted but
                                     which are not readily marketable (i.e.,
                                     trading in the security is suspended or,
                                     in the case of unlisted securities, market
                                     makers do not exist or will not entertain
                                     bids or offers).
-----------------------------------------------------------------------------------------------------------------------------------
    3f         8. (Industry          Invest more than 25% of its total assets   Invest more than 25% of its net assets in
               Concentration)        in a single industry.                      securities of issuers in any one industry (other
                                                                                than securities issued or guaranteed by the U.S.
                                                                                government or any of its agencies or
                                                                                instrumentalities or securities of other
                                                                                investment companies).
-----------------------------------------------------------------------------------------------------------------------------------
    3g         9. (Borrowing )       Borrow money, except that the Fund may     Borrow money, except to the extent permitted by
                                     borrow money in amounts up to 30% of the   the 1940 Act or any rules, exemptions or
                                     value of the Fund's net assets. In         interpretations thereunder that may be adopted,
                                     addition, the Fund may not pledge,         granted or issued by the SEC.
                                     mortgage or hypothecate its assets for
                                     any purpose, except that the Fund may do
                                     so to secure such borrowings and then only
                                     to an extent not greater than 15% of its
                                     total assets. Arrangements with respect to
                                     margin for futures contracts are not
                                     deemed to be a pledge of assets.
-----------------------------------------------------------------------------------------------------------------------------------
    4         10. (Joint Accounts)   Participate on a joint or a joint and      Proposed to be Eliminated.
                                     several basis in any trading account in
                                     securities. (See "Portfolio Transactions"
                                     as to transactions in the same securities
                                     for the Fund, other clients and/or other
                                     mutual funds within Franklin Templeton
                                     Investments.)/1/
-----------------------------------------------------------------------------------------------------------------------------------
    4         11. (Warrants)         Invest more than 5% of its net assets in   Proposed to be Eliminated.
                                     warrants whether or not listed on the New
                                     York Stock Exchange (NYSE) or American
                                     Stock Exchange, and more than 2% of its
                                     net assets in warrants that are not listed
                                     on those exchanges. Warrants acquired in
                                     units or attached to securities are not
                                     included in this restriction.
-----------------------------------------------------------------------------------------------------------------------------------

/1/ This disclosure states that if purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the Investment Manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Investment Manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold.














                              TEMPLETON INCOME TRUST
                           TEMPLETON GLOBAL BOND FUND

               SPECIAL MEETING OF SHAREHOLDERS - DECEMBER [], 2003

The undersigned hereby revokes all previous proxies for his/her shares and appoints BARBARA J. GREEN, BRUCE S. ROSENBERG and ROBERT C. ROSSELOT, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Templeton Global Bond Fund (the "Fund"), a series of Templeton Income Trust (the "Trust"), that the undersigned is entitled to vote at the Fund's Special Meeting of Shareholders (the "Meeting") to be held at 500 East Broward Blvd., 12th Floor, Fort Lauderdale, Florida 33394 at 11:00 a.m., Eastern time, on the [] day of December 2003, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any matters that may properly be acted upon at the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR PROPOSALS 1 (INCLUDING ALL NOMINEES FOR TRUSTEE), 2, 3 (INCLUDING 7 SUB-PROPOSALS) AND
4. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.


                        VOTE VIA THE INTERNET: WWW.FRANKLINTEMPLETON.COM VOTE VIA THE TELEPHONE: 1-866-241-6192

                        CONTROL NUMBER: 999 9999 9999 999

                        PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF SIGNING FOR ESTATES, TRUSTS OR CORPORATIONS, TITLE OR CAPACITY SHOULD BE STATED. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.



                        ------------------------------------------------------
                        Signature


                        ------------------------------------------------------
                        Signature


                        -------------------------------------------------, 2003
                        Dated                                        TFI_13522B


                        I PLAN TO ATTEND THE MEETING.   YES      NO
                                                        [ ]      [ ]


                          (CONTINUED ON THE OTHER SIDE)

PLEASE MARK VOTES AS INDICATED IN THIS EXAMPLE [X]

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSALS 1 THROUGH 4.



PROPOSAL 1 - To elect a Board of Trustee:

01 Harris J. Ashton    05 Betty P. Krahmer    09 Constantine D. Tseretopoulos     FOR all nominees       WITHHOLD AUTHORITY
02 Frank J. Crothers   06 Gordon S. Macklin   10 Nicholas F. Brady                Listed (except as       to vote for all
03 S. Joseph Fortunato 07 Fred R. Millsaps    11 Charles B. Johnson              marked to the left)     nominees listed
04 Edith E. Holiday    08 Frank A. Olson                                               [ ]                      [ ]


TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE BELOW.


------------------------------------------------------------------------------


PROPOSAL 2 - To approve an Agreement and Plan of Reorganization that provides for the Reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust.

               FOR               AGAINST             ABSTAIN
               [ ]                 [  ]               [  ]


PROPOSAL 3 - To approve amendments to certain of the Fund's fundamental investment restrictions (includes seven (7) Sub-Proposals):

         Proposal 3a. To amend the Fund's fundamental investment restriction regarding investments in real estate.

                          FOR           AGAINST          ABSTAIN
                          [ ]            [  ]             [  ]

         Proposal 3b. To amend the Fund's fundamental investment restriction regarding investments in commodities.

                          FOR           AGAINST          ABSTAIN
                          [ ]            [  ]             [  ]

         Proposal 3c. To amend the Fund's fundamental investment restriction regarding underwriting.

                          FOR           AGAINST          ABSTAIN
                          [ ]            [  ]             [  ]

         Proposal 3d. To amend the Fund's fundamental investment restriction regarding issuing senior securities.

                          FOR           AGAINST          ABSTAIN
                          [ ]            [  ]             [  ]

         Proposal 3e. To amend the Fund's fundamental investment restriction regarding lending.

                          FOR           AGAINST          ABSTAIN
                          [ ]            [  ]             [  ]

         Proposal 3f. To amend the Fund's fundamental investment restriction regarding industry concentration.

                          FOR           AGAINST          ABSTAIN
                          [ ]            [  ]             [  ]

         Proposal 3g. To amend the Fund's fundamental investment restriction regarding borrowing.

                          FOR           AGAINST          ABSTAIN
                          [ ]            [  ]             [  ]

PROPOSAL 4 - To approve the elimination of certain of the Fund's fundamental investment restrictions.

               FOR              AGAINST               ABSTAIN
               [ ]               [ ]                    [ ]




           IMPORTANT: PLEASE SIGN, DATE AND RETURN YOUR PROXY...TODAY